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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
PARAMOUNT ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Not applicable.
	(2)	Aggregate number of securities to which transaction applies: Not applicable.
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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Paramount Acquisition Corp.
787 Seventh Avenue, 48th Floor
New York, New York 10019

Supplement to Proxy Statement—Your Vote is Very Important
Recent Transactions—Put Option Agreements

October 17, 2007

Dear Stockholder,

        On or about October 3, 2007, we mailed to you a definitive proxy statement, dated October 2, 2007, relating to a special meeting of stockholders of Paramount Acquisition Corp. ("Paramount") originally scheduled to be held on October 17, 2007 (the "Special Meeting") to consider the previously announced Stock Purchase Agreement (as amended, the "Stock Purchase Agreement") among Paramount, B.J.K. Inc., a New York corporation doing business as Chem Rx ("Chem Rx"), and Jerry Silva, Steven Silva, the Jody R. Silva Trust and The Jerry Silva 2007 Annuity Trust (each, a "Seller" and together, the "Sellers") and the transactions contemplated thereby (the "Transaction") and other related matters. On or about October 12, we mailed to you a proxy supplement, dated October 12, 2007, relating to an amendment of the Stock Purchase Agreement and amendments to the commitment and fee letters entered into by Paramount and CIBC Inc. and CIBC World Markets Corp. with respect to acquisition financing. We are now further supplementing our definitive proxy statement to reflect certain transactions entered into by Jerry Silva, the Chief Executive Officer of Chem Rx, and Steven Silva, the Chief Operating Officer of Chem Rx. We refer to Jerry Silva and Steven Silva together as, "the Silvas". The Silvas are the principal stockholders of Chem Rx. On October 16, 2007, the Silvas entered into separate put option agreements with certain institutional investors pursuant to which the Silvas have granted each investor an option to require the Silvas to purchase shares of Paramount's common stock from them at a specified time and at a specified price in the future to the extent the applicable investor purchases outstanding shares of Paramount common stock and causes those shares to be voted in favor of the Transaction at the Special Meeting. We refer to these agreements as "put option agreements."

        We are enclosing herewith a supplement to the definitive proxy statement describing in further detail the material terms of the put option agreements.

        Among other reasons, in order to give us sufficient time to mail this proxy supplement to our stockholders of record on October 1, 2007, the record date, and in order to give our stockholders sufficient time to review and consider the information contained herein, a special committee of our board of directors has decided to postpone the Special Meeting until Monday, October 22, 2007 at 10:00 a.m., local time. The special meeting will still be held at the offices of Covington & Burling LLP, Paramount's counsel, located at The New York Times Building, 620 Eighth Avenue, New York, New York 10018. The record date has not changed. Only stockholders who owned shares of Paramount's common stock at the close of business on October 1, 2007, the record date for the Special Meeting, will be entitled to vote.

        At the Special Meeting, you will be asked to consider and vote upon the following proposals:

        (1)   to adopt the Stock Purchase Agreement, dated as of June 1, 2007, as amended, among Paramount, Chem Rx and the Sellers and the transactions contemplated thereby. We refer to this proposal as the Transaction proposal;

        (2)   to approve an amended and restated certificate of incorporation of Paramount. We refer to this proposal as the charter amendment proposal;

        (3)   to approve the 2007 Incentive Compensation Plan (an equity-based incentive compensation plan). We refer to this proposal as the incentive compensation plan proposal; and

        (4)   to approve the adjournment of the Special Meeting to a later date or dates if necessary to solicit additional proxies for approval of any of the proposals above. We refer to this proposal as the adjournment proposal.

        Your vote is important regardless of the number of shares you own. The Transaction proposal must be approved by the holders of a majority of the shares of our common stock issued in our initial public offering. However, if the holders of 20% or more shares of common stock issued in our initial public offering (1,955,000 or more shares) vote against the Transaction proposal and demand conversion of their shares, Paramount will not consummate the Stock Purchase Agreement and the transactions contemplated thereby. The charter amendment proposal must be approved by the holders of a majority of the outstanding shares of Paramount common stock. The incentive compensation plan proposal and the adjournment proposal must be approved by the holders of a majority of the shares of Paramount common stock present in person or represented by proxy and entitled to vote at the Special Meeting.

        The board of directors of Paramount unanimously recommends that you vote "FOR" each of the proposals. All Paramount stockholders are cordially invited to attend the Special Meeting in person. However, to ensure your representation at the Special Meeting, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If you are a stockholder of record of Paramount common stock, you may also cast your vote in person at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. If you do not vote or do not instruct your broker or bank how to vote, it will have the same effect as voting against the Transaction proposal and charter amendment proposal.

        If you have already delivered a properly executed proxy card, you do not need to do anything unless you wish to change your vote. If you have any questions or need assistance voting your shares, please call our proxy solicitor, Morrow & Co., Inc., at (800) 607-0088, or our corporate secretary at (212) 554-4300.

        The proxy supplement contains additional information about the put option agreements that the Silvas entered into with certain institutional investors. We urge you to read the proxy supplement carefully and in its entirety. We also encourage you, if you have not done so already, to review the definitive proxy statement dated October 2, 2007 and the proxy supplement dated October 12, 2007.

        On behalf of our board of directors, I thank you for your cooperation and continued support.

Sincerely,

Lindsay A. Rosenwald Chairman of the Board

        This proxy supplement is dated October 17, 2007 and is first being mailed, along with the attached proxy card, to our stockholders on or about October 17, 2007.

2

PROXY SUPPLEMENT

Introduction

        Except as described in this proxy supplement, the information provided in the definitive proxy statement dated October 2, 2007, which was previously mailed to stockholders of Paramount on or about October 3, 2007, and supplemented on October 12, 2007 (together, the "Proxy Statement"), continues to apply. To the extent that information in this proxy supplement differs from, updates or conflicts with information contained in the Proxy Statement, the information in this proxy supplement is more current. If you need another copy of the Proxy Statement, please call our proxy solicitor, Morrow & Co., Inc., at (800) 607-0088, or our corporate secretary at (212) 554-4300. The Proxy Statement may also be found on the Internet at www.sec.gov. See the section entitled "Where You Can Find More Information". In this proxy supplement, the terms "we," "us," "our," "the company" and "Paramount" refer to Paramount Acquisition Corp.

        This proxy supplement is being mailed to Paramount stockholders who are entitled to vote at the Special Meeting of stockholders being held to consider a proposal to approve the acquisition of Chem Rx by Paramount, which we refer to as the Transaction, and the Stock Purchase Agreement, dated as of June 1, 2007, as amended, among Paramount, Chem Rx and the Sellers, which we refer to as the Stock Purchase Agreement. All holders of record of Paramount's common stock at the close of business on October 1, 2007, the record date, are entitled to vote at the Special Meeting and any adjournments or postponements thereof. Paramount intends to mail this proxy supplement and the accompanying proxy card on or about October 17, 2007 to all stockholders entitled to vote.

        Among other reasons, in order to give Paramount stockholders sufficient time to review the material contained in this proxy supplement, on October 16, 2007, a special committee of Paramount's board of directors decided to postpone the Special Meeting until October 22, 2007.

        We urge you to read carefully this proxy supplement, together with the Proxy Statement. The information contained in this proxy supplement replaces and supersedes any inconsistent information in the Proxy Statement. A copy of this proxy supplement has been filed as an Exhibit 99.1 to the Current Report on Form 8-K filed by Paramount on October 17, 2007.

FORWARD-LOOKING STATEMENTS

        We believe that some of the information in this proxy supplement constitutes forward-looking statements within the definition of the Private Securities Litigation Reform Act of 1995. However, the safe-harbor provisions of that act do not apply to statements made in this proxy supplement. You can identify these statements by forward-looking words such as "may," "expect," "anticipate," "contemplate," "believe," "estimate," "intend," and "continue" or similar words. You should read statements that contain these words carefully because they:

  •
  discuss future expectations;

  •
  contain projections of future results of operations or financial condition; or

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  state other "forward-looking" information.

        We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to accurately predict or over which we have no control. The risk factors and cautionary language discussed in this document and the proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by Paramount or Chem Rx in its forward-looking statements, including among other things:

  •
  the number and percentage of Paramount stockholders voting against the Transaction proposal and exercising their IPO conversion rights;

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  changing interpretations of generally accepted accounting principles;

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  outcomes of government reviews, inquiries, investigations and related litigation;

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  continued compliance with government regulations;

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  legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Chem Rx is engaged;

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  fluctuations in customer demand;

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  management of rapid growth;

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  intensity of competition from other providers of institutional pharmacy services;

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  general economic conditions;

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  availability of financial and other resources to us after the Transaction;

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  the effects of the loss or bankruptcy of or default by a significant customer, supplier or other entity relevant to our operations;

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  our ability to control costs, particularly labor and employee benefit costs, rising pharmaceutical costs and regulatory compliance costs;

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  the effects of healthcare reform and government regulations, interpretation of regulations and changes in the nature and enforcement of regulations governing the healthcare and institutional pharmacy services industries;

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  changes in the reimbursement rates or methods of payment from Medicare and Medicaid and other third party payors, or the implementation of other measures to reduce the reimbursement for our services or the services of our customers and the impact of Medicare Part D;

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  our ability, and the ability of our customers, to comply with Medicare or Medicaid reimbursement regulations or other applicable laws;

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  further consolidation of managed care organizations and other third party payors;

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  changes in or the failure to achieve the underlying assumptions and expectations related to the Transaction;

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  our ability to implement our business strategy;

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  natural disasters, war, civil unrest, terrorism, fire, floods, earthquakes, hurricanes or other matters beyond our control;

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  elimination of, changes in or our failure to satisfy pharmaceutical manufacturers' rebate programs;

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  our ability to attract and retain key executives, pharmacists and other healthcare personnel;

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  our ability to ensure and maintain an effective system of internal controls over financial reporting; and

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  geopolitical events and regulatory changes.

        You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy supplement.

        All forward-looking statements included herein attributable to any of Paramount, Chem Rx or any person acting on either party's behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, we undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy supplement or to reflect the occurrence of unanticipated events.

        Before you grant your proxy or instruct how your vote should be cast or vote on the adoption of the Stock Purchase Agreement, you should be aware that the occurrence of the events described in the "Risk Factors" section of the Proxy Statement and elsewhere in this supplemental proxy statement could have a material adverse effect on Paramount and/or Chem Rx.

ADDITIONAL INFORMATION ABOUT THE TRANSACTION

Recent Transactions in Paramount's Securities—Put Option Agreements

        As described in the Proxy Statement, the Transaction proposal must be approved by the holders of a majority of the shares of our common stock issued in our initial public offering. However, if the holders of 20% or more shares of common stock issued in our initial public offering (1,955,000 or more shares) vote against the Transaction proposal and demand conversion of their shares, Paramount will not consummate the Stock Purchase Agreement and the transactions contemplated thereby.

        After the filing of Paramount's preliminary proxy statement on June 18, 2007, representatives of Paramount and Chem Rx conducted a series of investor meetings in order to generally raise potential investor awareness of Chem Rx and the investment potential of the company. Notwithstanding such meetings, Paramount came to believe that certain holders of Paramount common stock that had filed reports on Schedule 13D and 13G as well as other investors believed to be holders of Paramount common stock intended to vote against the Transaction proposal and to elect conversion of their shares of Paramount common stock. These holders collectively held more than 20% of the Paramount common stock issued in our IPO.

        During the month of September, 2007, Paramount continued its efforts to raise investor awareness of Chem Rx and the investment potential of Chem Rx, by holding additional investor meetings. Paramount also began to consider, with its advisors and the Sellers and their advisors, potential transactions that would be designed to incentivize stockholders who intended to vote against the Transaction proposal to either vote in favor of, or to sell their shares to one or more parties who would vote in favor of, the Transaction proposal. As described in Paramount's definitive proxy statement, an existing Paramount stockholder had indicated an interest in entering into such a transaction, and Paramount had preliminary discussions with potential investors regarding such a transaction.

        During the period following the mailing of the definitive proxy statement on October 3, 2007, Paramount had discussions with a limited number of institutional investors, each of whom entered into confidentiality agreements with Paramount, regarding a potential transaction in which they would receive incentives to the extent they would acquire shares of Paramount's common stock and vote the acquired shares in favor of the Transaction proposal. Jerry Silva and Steven Silva, Chem Rx's chief executive officer and chief operating officer, respectively, and Chem Rx's principal stockholders, expressed an interest in incentivizing these investors by offering the investors put options on any additional shares of Paramount common stock that the investors acquired.

        Between October 4, 2007 and October 16, 2007, negotiations ensued between several potential investors, Paramount and the Silvas.

        On October 16, 2007, the Silvas entered into separate put option agreements with each of Hudson Bay Fund, LP and Hudson Bay Overseas Fund, Ltd. (together "Hudson Bay"), Millennium Partners, L.P. and NSP Holdings, LLC, (each an "Investor"). Each put option agreement is on substantially similar terms. Each Investor has advised Paramount that it (or its affiliates) currently beneficially owns the number of shares of Paramount's common stock set forth opposite such Investor's name below:

Investor	Number of Shares of Common Stock Currently Owned
Millennium Partners, L.P.	0
NSP Holdings, LLC	868,950	[1]
Hudson Bay	77,000
Total:	945,950

1
Excludes 200,000 warrants owned by accounts currently managed by NS Advisors, LLC.

        Under each put option agreement, the applicable Investor may, but is not obligated to, purchase shares of Paramount's common stock. Such purchases would not be made prior to October 18, 2007. Each put option agreement provides the Investor with an option to require the Silvas to purchase from it the shares of Paramount common stock that the investor purchases during the period of time beginning 24 hours after Paramount files a Current Report on Form 8-K disclosing the put option agreements and ending at the time of the Special Meeting (including any adjournment or postponement thereof). Each put option agreement caps the number of shares of Paramount common stock subject to put options as follows:

Investor	Maximum Number of Put Options
Millennium Partners, L.P.	1,439,999
NSP Holdings, LLC	3,000,000
Hudson Bay	1,439,999
Total:	5,879,998

        Each put option may be exercised at any time, and from time to time, beginning on the first business day following the date that is 270 days after the closing of the Transaction and ending on the first anniversary of the closing (or the first business day following such anniversary, if the anniversary doesn't fall on a business day). The exercise price for each put option is a price per share equal to the average price paid by the Investor to acquire the shares subject to the put option, but not to exceed $6.00 per share.

        The other material provisions of each of the put option agreements are as follows:

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  Each put option agreement is conditioned on the Investor using its reasonable best efforts to purchase prior to the close of business on the first business day prior to the date of the Special Meeting a specified minimum number of shares of Paramount common stock at a price not to exceed $6.00 per share.

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  If exercised, the put option may be settled in cash or physically settled, at the Silvas's option. The option may be settled in cash only if Paramount's shares of common stock are traded on the Nasdaq Capital Market, the Nasdaq Global Market, or any registered national stock exchange.

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  The total number of shares subject to the three put option agreements is capped at 5,879,998 shares.

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  The Silvas will place into escrow accounts for the benefit of each of the Investors a total of $33,809,988.50 out of the proceeds they receive at the closing of the Transaction.

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  As a condition to the exercisability of each of the put options, at the Special Meeting or any meeting of the stockholders of Paramount, however called, or any postponement or adjournment thereof, or in connection with any solicitation of votes of the stockholders of Paramount by written consent, the Investor shall have been present (in person or by proxy) and shall have voted, or executed a written consent in respect of, all of the shares of Common Stock owned by it as of the date of such meeting that are entitled to be voted by the Investor at such meeting or in connection with such solicitation in favor of (i) the approval or re-approval of the Transaction and the Stock Purchase Agreement, (ii) any other proposals where approval of such proposal is a condition to the consummation of the Transaction, and (iii) if recommended by the Board of Directors of Paramount, to amend Paramount's certificate of incorporation to extend for a period of not more than 90 days the period of time in which Paramount is required to consummate a business combination beyond October 27, 2007, and against any action or agreement that would prevent or materially delay the consummation of the Transaction or any other transactions contemplated by this Agreement or the Stock Purchase Agreement, or that would be contrary to or inconsistent with, or result in a breach by the Seller of, or frustrate the essential purposes of the put option agreement or the Stock Purchase Agreement.

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  As a condition to the exercisability of each of the put options, the Investor shall have used its reasonable best efforts to obtain due authorization from any person from whom the Investor acquires shares for the Investor to vote such shares at the Special Meeting, or, in the alternative, obtain a proxy card or other evidence from such seller that the shares owned by such seller have been voted in favor of the Transaction proposal and the Stock Purchase Agreement and all other proposals submitted by Paramount for vote of its stockholders related to the Transaction.

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  As a condition to the exercisability of each of the put options, the Investor shall not have sold, directly or indirectly, any, or any portion, of their shares subject to the put option for 45 days following the closing of the Transaction.

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  As a condition to the exercisability of the put options, during the term of the put option, the Investor shall not have entered into any hedging transactions with respect to the shares of Paramount common stock subject to the put option.

        The foregoing discussion summarizes the material provisions of the put option agreements and is qualified by reference to the complete text of those agreements, copies of which are attached as Annex A to this proxy supplement. All stockholders are encouraged to read the put option agreements in their entirety.

        The put option agreements are intended to provide incentives for each of the Investors to support the approval of the Transaction. The Investors will most likely be purchasing common stock from stockholders who have voted against the Transaction proposal in private transactions with large block holders. Further, these block holders may, together, own more than 20% of the outstanding shares of Paramount common stock issued in the IPO or 1,955,000 shares. Accordingly, such purchases make it more likely—but not assured—that: (i) a majority of shares will be voted in favor of the Transaction proposal, and (ii) that the 20% threshold of stockholders that must exercise their conversion rights in order to defeat the Transaction proposal and cause the liquidation of Paramount would not be reached.

        As disclosed in the Proxy Statement, Paramount's management believes that the proposed Transaction is in the best interests of Paramount and its stockholders. However, as more fully described in the Proxy Statement, the Silvas and Paramount's management have financial incentives to seek the approval of the Transaction that are not shared by the public stockholders. If the Transaction is not consummated, the Silvas will not be entitled to receive the cash and stock consideration that is payable to them under the Stock Purchase Agreement. In addition, Paramount's management has incentives to seek the approval of the Transaction, which are described in the Proxy Statement under the heading "Interests of Paramount Directors and Officers in the Transaction" beginning on page 42.

        The amount of consideration to be paid by each Investor for the shares of common stock that they purchase may be negotiated between each such Investor and the seller of such shares. Such private purchases may also be conditioned upon obtaining from the selling shareholder: (a) a proxy to vote the shares at the Special Meeting, or (b) if the seller has already voted the shares against the Transaction proposal, a new proxy card changing the seller's vote to one in favor of the Transaction proposal. To the extent that a selling shareholder holds its shares in "street name" and has already voted its shares against the Transaction proposal, the purchase would likely be conditioned upon the seller providing directions to its bank, broker or nominee to change its voting instructions with respect to such shares prior to the Special Meeting.

Risks Related to the Put Option Agreements

        The put option agreements present certain risks, which you should consider before you decide whether to vote or instruct your vote to be cast to adopt the Transaction proposal.

If the put options are exercised by the Investors, Jerry Silva, Steven Silva and their affiliates and family members may own a majority of our outstanding common stock.

        Upon consummation of the Transaction, Jerry Silva, Steven Silva and their affiliates will own approximately 17% of our outstanding shares of common stock. Under the put option agreements, Jerry Silva and Steven Silva are agreeing to purchase from the Investors an aggregate of up to 5,879,998 shares of our common stock. If the Investors purchase an aggregate of 5,879,998 shares of our common stock prior to the Special Meeting and satisfy the other conditions set forth in the put option agreements, the Investors will receive put options on all such shares. If the put options are exercised in full, assuming they are physically settled, the Silvas and their affiliates would own approximately 57.5% of our outstanding shares of our common stock. The concentration of ownership in the Silvas's hands could have the effect of allowing the Silvas to control the outcome of elections for directors. Furthermore, ownership by the Silvas of a majority of our shares of common stock could prevent a change in control or discourage a potential acquirer from attempting to obtain control of us, which in turn could have a material adverse effect on the market price of our common stock or prevent our stockholders from realizing a premium over the market price for their shares of our common stock.

The put options may depress the value of our common stock.

        Under the terms of the put option agreements, the Silvas may, subject to certain conditions, either cash settle or physically settle the put options when they are exercised. If the Silvas elect to "cash settle", in lieu of purchasing the shares of common stock from the Investor, the Silvas will simply pay the Investor an amount in cash equal to the difference between the strike price on the put option and the average price for which the Investor is able to sell the shares of common stock. In the event the Silvas elect to cash settle, the Investor will have the incentive to quickly sell the shares of common stock subject to the option at any available price. If a substantial number of put options are exercised simultaneously, the volume of sale transactions may adversely affect the market price for our common stock.

The put option agreements may make it more difficult for us to obtain a listing for our common stock on Nasdaq or AMEX.

        Among other listing criteria, the Nasdaq Capital Market requires that issuers seeking a listing have over 300 round lot holders and the American Stock Exchange requires that issuers seeking listing have a minimum of 400 stockholders. Because the put option agreements will likely result in a small number of investors acquiring a substantial portion of our outstanding common stock, the put option agreements will make it more difficult for us to satisfy these requirements. If we are unable to obtain a listing for our common stock on Nasdaq or AMEX, an active trading market for our common stock may fail to materialize and it may be more difficult for you to sell your shares.

WHERE YOU CAN FIND MORE INFORMATION

        Paramount files reports, proxy statements and other information with the Securities and Exchange Commission as required by the Securities Exchange Act of 1934, as amended. You may read and copy reports, proxy statements and other information filed by Paramount with the Securities and Exchange Commission at the Securities and Exchange Commission public reference room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. You may access information on Paramount at the Securities and Exchange Commission web site containing reports, proxy statements and other information at: http://www.sec.gov.

        Information and statements contained in this proxy supplement to any annex to this proxy supplement are qualified in all respects by reference to the copy of the relevant contract or other document filed as an annex to this proxy supplement.

        If you would like additional copies of this document or if you have questions about the Transaction, you should contact via phone or in writing:

J. Jay Lobell
Paramount Acquisition Corp.
787 Seventh Avenue, 48th Floor
New York, New York 10019
Tel: (212) 554-4300

        This proxy supplement is dated October 17, 2007. You should not assume that the information contained in this proxy supplement is accurate as of any date other than that date, and the mailing of this proxy supplement to stockholders shall not create any implication to the contrary.

Annex A

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SELLERS (AS DEFINED BELOW) THAT SUCH REGISTRATION IS NOT REQUIRED.

    PUT OPTION AGREEMENT, dated as of October 16, 2007 (this "Agreement"), by and between Jerry Silva, an individual, Steven Silva, an individual, and Jerry Silva, as life tenant, and Steven Silva, as remainderman (collectively, and jointly and severally, the "Sellers") and Millennium Partners, L.P., a            limited partnership (together with any designated affiliate as provided in Section 12 below, the "Investor").

        Paramount Acquisition Corp., a Delaware corporation ("Paramount"), the Sellers, and the other stockholders of B.J.K. Inc. d/b/a Chem Rx ("Chem Rx") are parties to a Stock Purchase Agreement, dated as of June 1, 2007 (as may be amended from time to time, the "Stock Purchase Agreement"), pursuant to which Paramount will acquire all of the issued and outstanding shares of capital stock of Chem Rx from the Sellers and the other stockholders of Chem Rx on the terms and subject to the conditions set forth therein (the "Transaction"). The consummation of the Transaction is subject to, among other things, (1) the approval of the proposal approving the Transaction (the "Transaction Proposal") set forth in Paramount's definitive proxy statement dated October 2, 2007 by the affirmative vote of a majority of the shares of Paramount's common stock issued in its initial public offering (the "IPO") voting on such proposal at the special meeting of the stockholders of Paramount (including any postponement or adjournment thereof, the "Special Meeting"); and (2) less than 20% of the shares of Paramount's common stock issued in the IPO voting against the Transaction Proposal and electing a cash conversion of their shares.

        The Investor intends to acquire shares of Paramount's common stock, par value $.0001 per share (the "Common Stock") in either open-market purchases or by means of individually negotiated transactions and the Sellers wish to enter into this Agreement to provide the Investor with the option to require the Sellers to purchase such shares of Common Stock from the Investor on the terms and conditions set forth in this Agreement.

        NOW, THEREFORE, in consideration of $100.00 duly paid by or on behalf of Investor to the Sellers and in consideration of other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

        1.     Definitions.    For purposes of this Agreement, the following defined terms shall have the following meanings:

        "Acquired Shares" means the number of shares of Common Stock that the Investor (i) acquires in either open-market purchases or by means of individually negotiated transactions on or following the time that is at least twenty-four hours after the filing by Paramount of a Current Report or Form 8-K disclosing this Agreement and prior to the time that the Special Meeting (or, if later, any adjournment or postponement thereof) is called to order; and (ii) beneficially owns as the close of business on the date of the Special Meeting. For the avoidance of doubt, (A) "Acquired Shares" shall not include any shares of Common Stock that were acquired by the Investor prior to the beginning of such period, and (B) any Acquired Shares that are subsequently Transferred by the Investor prior to the Exercise Date shall cease to be Acquired Shares. For purposes hereof, any Common Stock Transferred by the Investor shall be deemed to have been made out of non-Acquired Shares until all non-Acquired Shares have been Transferred, and then out of Acquired Shares.

        "Affiliate" means, with respect to any Person, a Person who is an "affiliate" of such first Person within the meaning of Rule 405 under the Securities Act.

        "Business Day" means any trading day on the exchange or quotation system on which the Common Stock is listed for trading or quotation other than any day on which such exchange or quotation system is scheduled to close prior to its regular weekday closing time.

        "Commencement Date" means the first Business Day following the date that is 270 days from the closing date of the Transaction.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Expiration Date" means the first anniversary of the closing date of the Transaction, or if such day is not a Business Day, the first Business Day following such day.

        "Economic Hedge" means any hedging or similar transaction, including a short sale, designed to transfer the economic risk of some or all of an investment in the Common Stock away from the Investor.

        "Lien" means any lien, pledge, claim, charge, mortgage, security interest or other encumbrance of any kind, whether arising by contract or by operation of law.

        "Person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, charitable or not-for-profit institution or organization or other entity or any governmental entity.

        "Put Price" means the aggregate amount payable by the Sellers pursuant to the exercise of the Put Option, calculated as the product of the Strike Price multiplied by the number of Put Shares, subject to adjustment as set forth in Section 2(e) hereof.

        "Securities" means the Acquired Shares and the Put Option.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Settlement Price" means the average per-share price at which the Investor sells the Put Shares subject to the optional cash settlement provisions pursuant to Section 4 hereof (if the Sellers have exercised such optional cash settlement).

        "Strike Price" means a price per share equal to the lesser of (i) $6.00 and (ii) the aggregate purchase price paid by the Investor for the Acquired Shares (inclusive of all reasonable fees and documented brokers' fees, commissions or similar transaction costs) divided by the total number of Acquired Shares.

        "Transfer" shall have the meaning given to such term in Section 8(b) hereof.

        2.     Put Option.

        (a)   Grant of Put Option.    Subject to the terms and conditions of this Agreement, the Sellers hereby jointly and severally grant to the Investor the right but not the obligation, at any time, and from time to time, during the Exercise Period (as defined below) (the "Put Option") to require the Sellers to purchase from the Investor any or all of the Acquired Shares owned by the Investor on any applicable Exercise Date (the "Put Shares") at a price per Put Share equal to the Strike Price; provided that the number of Put Shares shall not exceed 1,439,999.

        (b)   Full Exercise; Time Of Exercise.    The Put Option may be exercised, in whole or in part, for any or all of the Put Shares owned by the Investor on the Exercise Date. The Put Option may only be exercised on a Business Day from and including the Commencement Date through and including 4 p.m. New York time on the Expiration Date (such period, the "Exercise Period").

        (c)   Procedure for Exercise.    Investor must give irrevocable notice (which shall be written notice given by overnight, delivery service, facsimile or by personal delivery in accordance with Section 13(a) hereof) during the Exercise Period to Sellers of its exercise of the Put Option and the number of Put Shares. If notice is given after 4 p.m. New York time on any day, other than the last day of the Exercise Period, then such notice shall be deemed given on the next Business Day during the Exercise Period. The date such notice is given, or deemed given, is referred to as an "Exercise Date."

        (d)   Conditions.    This Agreement and the Put Option shall automatically terminate and become null and void if (i) the Investor does not utilize its reasonable best efforts to acquire at least 839,000 Acquired Shares for a price not to exceed $6 per share on or prior to the close of business on the first Business Day prior to the Special Meeting, (ii) Paramount does not receive the requisite stockholder approval at the Special Meeting (or any adjournment thereof) to consummate the Transaction, (iii) Paramount does not consummate the Transaction, (iv) Investor does not fulfill in all material respects its obligations set forth in Section 8 below or (v) Investor breaches in any material respect the representations and warranties contained in Section 7 below.

        (e)   Adjustment of Put and Strike Price.    In the event of changes in the outstanding Common Stock of Paramount by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, mergers, recapitalizations or other similar events, the Put Price and the Strike Price shall be correspondingly adjusted to give the Investor, upon exercise of the Put Shares, the same aggregate payment as the Investor would have been entitled to had the Put Option been exercise immediately prior to such event. This Agreement need not be changed or amended because of any adjustment in the number, class, and kind of the Common Stock.

        (f)    Other Purchase Option Agreements.    If prior to the date of the Special Meeting, Sellers enter into with any other person a purchase option, put option or other agreement that is substantially similar to this Agreement, and that includes material economic terms that are more favorable to that person than those set forth in Section 2 hereof, Sellers shall within one business day after entering into such agreement disclose the terms of such agreement to Investor, and shall promptly deliver to Investor an executed amendment to this Agreement, reasonably satisfactory to Investor in form and substance, incorporating such material economic terms herein.

        (g)   For the avoidance of doubt, and assuming by way of example only that the Strike Price is $5.75 and the Settlement Price is $4.75, the parties agree that (i) the maximum aggregate purchase price the Sellers could be required to pay for the purchase of all of the Put Shares at a Put Closing pursuant to Section 3 hereunder is $8,279,994.25 (i.e., $5.75 times the maximum number of Put Shares of 1,439,999); and (ii) the maximum aggregate payment the Sellers could be required to pay in the event the Sellers elect to pay the optional cash settlement pursuant to Section 4 hereunder is $1,439,999 (i.e., the excess of $5.75 over $4.75 (or $1.00) times the maximum number of Put Shares of 1,439,999).

        (h)   Anything to the contrary notwithstanding, if and to the extent the Sellers are in breach of their obligations to pay the purchase price under Section 3 hereof or (as applicable) the optional cash settlement payment under Section 4 hereof, the Investor shall be entitled to sell Acquired Shares in market transactions (or, if no trading market exists, in privately negotiated transactions) during such period of breach and the Sellers shall be required to pay to the Investor the amount, if any, by which the Strike Price exceeds the Settlement Price with respect to such shares. The Sellers shall not be entitled to any payment or credit in the event that the sale price exceeds the Strike Price.

        3.     Settlement.    The closing of the sale and purchase of the Put Shares following the exercise of the Put Option shall take place no later than the second Business Day following the Exercise Date (the "Put Closing"). At the closing of such transaction and upon payment of the Put Price, the Investor shall, subject to Section 4 hereof, (x) if Paramount's transfer agent, if any, is participating in the

Depository Trust Company's ("DTC") Fast Automated Securities Transfer Program, credit the aggregate number of Put Shares to the Sellers' or their designee's balance accounts with DTC, if any, through its Deposit/Withdrawal at Custodian system or (y) if Paramount's transfer agent is not participating in the DTC Fast Automated Securities Transfer Program or if the foregoing is not applicable, deliver to the Sellers or to one or more assignees or substitute purchasers designated by the Sellers, at the principal office of Paramount, certificates representing all the Put Shares free and clear of all Liens, which certificates shall have affixed thereto stock powers in the appropriate form for transfer. The Put Price for the Put Shares shall be payable by the Sellers (jointly and severally) to the Investor in cash in U.S. dollars by delivery to the Investor of the amount thereof by wire transfer of immediately available funds to an account or accounts, designated in writing by the Investor prior to the Put Closing.

        4.     Optional Cash Settlement.    Provided that the Common Stock is traded on the Nasdaq Capital Market, the Nasdaq Global Market, or any registered national stock exchange, then at the option of the Sellers (which option may be exercised by the Sellers by written notice to the Investor at any time prior to the Put Closing), in lieu of the Sellers paying the Put Price and accepting physical delivery of the Put Shares from the Investor, as contemplated in Section 3 hereof, at the Put Closing pursuant to Section 3 hereof, Sellers may in full satisfaction of their obligations under Section 3 hereof, pay to the Investor an amount in cash equal to the product of number of Put Shares multiplied by the greater of (i) the excess of the Strike Price over the Settlement Price and (ii) zero. If the Sellers exercise such option, the Investor may delay settlement for such period of time as may be necessary to sell the Put Shares and establish the Settlement Price.

        5.     Representations and Covenants of Sellers.    Sellers hereby jointly represent, warrant and covenant to the Investor, as follows:

        (a)   Power; Due Authorization; Binding Agreement.    Sellers have full legal capacity, power and authority to execute and deliver this Agreement, to perform their obligations hereunder, and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Sellers and constitutes a valid and binding agreement of Sellers, enforceable against Sellers in accordance with its terms, except that enforceability may be subject to the effect of (a) any applicable bankruptcy, reorganization, receivership, conservatorship, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors' rights generally and to general principles of equity and (b) any laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, regardless of whether considered in a proceeding in law or equity.

        (b)   No Conflicts.    The execution and delivery of this Agreement by Sellers does not, and the performance of the terms of this Agreement by Sellers will not, (a) require Sellers to obtain the consent or approval of, or make any filing with or notification to, any governmental or regulatory authority, domestic or foreign (other than the Securities and Exchange Commission (the "SEC")), (b) require the consent or approval of any other Person pursuant to any agreement, obligation or instrument binding on Sellers or their properties and assets, (c) conflict with or violate any organizational document or law, rule, regulation, order, judgment or decree applicable to Sellers or by which any property or asset of Sellers is bound, or (d) violate any other agreement to which Sellers are a party, including, without limitation, any voting agreement, stockholders agreement, irrevocable proxy, voting trust, or the Stock Purchase Agreement.

        (c)   Other Purchase Option Agreements.    To the extent other investors are entering into arrangements similar to those contained in this Agreement, such other investors are executing agreements identical to this Agreement (other than references to the amounts of investments to be made by the other investors and the corresponding put rights, and the names, addresses and contact information of the other investors).

        6.     Certain Additional Covenants of Sellers.

        (a)   Security.    As security for Sellers' obligations to Investor under Sections 3 and 4 hereof, on or prior to the date of the closing of the Transaction, the Sellers shall establish, and, for so long as the Investor holds any Acquired Shares, the Sellers shall maintain, with JPMorgan Chase Bank, National Association or such other financial institution as is reasonably acceptable to the Investor, an escrow account funded with cash in an amount no less than the then-applicable Put Price (the "Escrow"). On or prior to the date hereof, Sellers have executed an irrevocable instruction directing Paramount to pay, out of the purchase price payable to the Sellers upon the consummation of the Transaction, $8,279,994.25 to such escrow account, or, if less, such amount as shall be equal to the product of $6.00 times the number of Acquired Shares. The Escrow shall be administered in accordance with an escrow agreement among the Investor, the Sellers and the Escrow Agent, substantially in the form of Exhibit A hereto. Notwithstanding the foregoing, the Sellers shall be entitled at any time prior to the Expiration Date to replace all or any portion of the funds held in the Escrow with a letter of credit, drawn on Bank of America, or such other financial institution as is reasonably acceptable to the Investor, with a face amount no less than the then-applicable Put Price and in form and substance reasonably satisfactory to the Investor.

        (b)   Further Assurances.    Subject to the terms and conditions set forth in this Agreement Sellers will use their best efforts, as promptly as is practicable, to take or cause to be taken all actions, and to do or cause to be done all other things, as are necessary, proper or advisable and consistent with the terms and conditions of this Agreement, to consummate and make effective the transactions contemplated by this Agreement and to refrain from taking any actions that are contrary to, inconsistent with or against, or would frustrate the essential purposes of, the transactions contemplated by this Agreement.

        (c)   Disclosure.    Sellers will advise Paramount of the material terms and conditions of this Agreement (and any similar agreements entered into with any other Person) within one business day after the execution of this Agreement such that Paramount can publicly disclose the terms hereof (if Paramount determines that such disclosure is appropriate) on one or more Current Reports on From 8-K; provided, however that Sellers shall request that the identity of Investor, its affiliates, and/or their principals, officers, directors, shareholders, agents, attorneys, consultants, and the like not be disclosed (unless Paramount determines that such disclosure is required).

        7.     Representations and Warranties of Investor.    Investor hereby represents and warrants to the Sellers as follows.

        (a)   Organization, Good Standing And Qualification.    Investor is duly organized and validly existing under the laws of the state or other jurisdiction of its organization. Investor has all requisite power and authority to execute and deliver this Agreement.

        (b)   Ownership of Securities.    As of the date of the Put Closing: (i) the Put Shares will be beneficially owned by the Investor and (ii) the Investor shall have voting power and dispositive power with respect to all of the Put Shares. On the date of the Put Closing, the Investor shall transfer valid title to all of the Put Shares to Sellers free from all Liens, and the Put Shares shall be freely transferable except for restrictions on transfer pursuant to state and/or federal securities laws.

        (c)   Authorization; Binding Obligations; Governmental Consents.    All actions on the part of Investor, its officers, directors and equity owners necessary for the authorization of this Agreement and the performance of all obligations of Investor hereunder have been taken prior to the date hereof. This Agreement is a valid and binding obligation of Investor, enforceable in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights generally; and (ii) general principles of equity that restrict the availability of equitable remedies. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of Investor is required in connection with the consummation of the transactions contemplated by this Agreement (other than Form 3 and/or Form 4 filings or other SEC filings).

        (d)   Investment Purpose.    The Investor is acquiring the Put Option and will acquire the Acquired Shares for its own account and not with a view toward the public sale or distribution thereof and has no intention of selling or distributing any of such Securities or any arrangement or understanding with any other Person regarding the sale or distribution of such Securities except in accordance with the provisions of the terms of this Agreement. The Investor understands that the Put Option has not been and is not being registered under the Securities Act or any applicable state securities laws and may not be sold, pledged, transferred or otherwise disposed of except to Affiliates of the Investor as permitted hereby. The Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any Securities except in accordance with the provisions of this Agreement and pursuant to and in accordance with the Securities Act.

        (e)   Accredited Investor.    The Investor is an "accredited investor" as defined in Rule 501(a)(1), (2), (3), (7) or (8) promulgated under the Securities Act.

        (f)    No Economic Hedges.    Between [insert the date that Investor signed CDA] and the date hereof, the Investor has not engaged, directly or indirectly, in any Economic Hedge with respect to the Common Stock.

        8.     Conditions to exerciseability of the Put Option.    Investor agrees that the following shall be conditions to its ability to exercise the Put Option granted hereunder:

        (a)   At the Special Meeting or any meeting of the stockholders of Paramount, however called, or any postponement or adjournment thereof, or in connection with any solicitation of votes of the stockholders of Paramount by written consent, Investor shall have been present (in person or by proxy) and voted (or cause to be voted), or shall have executed a written consent in respect of, all of the shares of Common Stock owned by it as of the date of such meeting that were entitled to be voted by the Investor at such meeting or in connection with such solicitation in favor of (i) the approval or re-approval of the Transaction and the Stock Purchase Agreement, (ii) any other proposals where approval of such proposal was a condition to the consummation of the Transaction, and (iii) if recommended by the Board of Directors of Paramount, to amend Paramount's certificate of incorporation to extend for a period of not more than 90 days the period of time in which Paramount is required to consummate a business combination beyond October 27, 2007, and against any action or agreement that would have prevented or materially delayed the consummation of the Transaction or any other transactions contemplated by this Agreement or the Stock Purchase Agreement, or that would have been contrary to or inconsistent with, or result in a breach by the Sellers of, or would have frustrated the essential purposes of this Agreement or the Stock Purchase Agreement. The Investor shall use its reasonable best efforts, and the Sellers shall have requested that Paramount use its reasonable best efforts, to obtain due authorization from any Person from whom the Investor acquired the Acquired Shares (the "Record Date Seller") for the Investor to vote such shares at the Special Meeting, or, in the alternative, shall have obtained a proxy card or other evidence from the Record Date Seller that the shares owned by the Record Date Seller have been voted in favor of the Transaction Proposal and the Stock Purchase Agreement and all other proposals submitted by Paramount for vote of its stockholders relating to the Transaction, and the Investor shall not have consented to the revocation or rescission of such authorization, proxies or votes by the Record Date Seller.

        (b)   Prior to the date that is 45 days following the date of this Agreement, Investor shall not, directly or indirectly, have sold, transferred, pledged, assigned or otherwise disposed, including by means of an Economic Hedge (a "Transfer"), of any of the Acquired Shares; provided that neither a "Transfer" nor an Economic Hedge shall be deemed to include pledges of the Acquired Shares to its prime brokers to secure its obligations under prime brokerage agreements or rehypothecations of Acquired Shares permitted under the terms of such prime brokerage agreements or an investor substitution as described in Section 12 herein; provided that nothing shall prohibit the Investor's prime broker from lending such pledged or rehypothecated Acquired Shares to third parties; and provided further that, anything to the contrary notwithstanding, no such pledges or rehypothecations shall encumber any of the Put Shares at the time of the Put Closing.

        (c)   Between the date hereof and the Expiration Date, the Investor shall not have engaged, directly or indirectly, in any Economic Hedge with respect to the Acquired Shares.

        9.     Certain Covenants of Investor.

        (a)   The Investor agrees that any acquisition of Securities will be made in accordance with the provisions of this Agreement.

        (b)   If requested by Sellers, the Investor will provide any information reasonably necessary to prepare and timely file a Schedule 13D disclosing this Agreement and any transaction effected hereunder and will provide signatures as needed to effect such a timely filing.

        (c)   The Investor shall give the Sellers written notice (which may be by email) of any Transfers of Acquired Shares within five (5) Business Days of such Transfer.

        (d)   Subject to the terms and conditions set forth in this Agreement, Investor will use its commercially reasonable efforts, as promptly as is practicable, to take or cause to be taken all actions, and to do or cause to be done all other things, as are necessary, proper or advisable and consistent with the terms and conditions of this Agreement, to consummate and make effective the transactions contemplated by this Agreement and to refrain from taking any actions that are contrary to, inconsistent with or against, or would frustrate the essential purposes of, the transactions contemplated by this Agreement.

        10.   Amendments.    This Agreement may be amended from time to time by a written instrument executed and delivered by the parties.

        11.   Remedies.    The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the parties will have the right to injunctive relief, in addition to all of its rights and remedies at law or in equity, to enforce the provisions of this Agreement. Nothing contained in this Agreement will be construed to confer upon any person who is not a signatory hereto or any successor or permitted assign of a signatory hereto any rights or benefits, as a third party beneficiary or otherwise.

        12.   Investor Substitution.    Investor shall have the right to substitute any of its Affiliates as a purchaser or holder of the Acquired Shares hereunder, by written notice to the Sellers, which notice shall be signed by both the Investor and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representation and warranties set forth in Section 7. Upon receipt of such notice, any reference to Investor in this Agreement (other than in this Section 12), shall be deemed to refer to such Affiliate in addition to or in lieu of the Investor (as applicable).

        13.   General Provisions.

        (a)   Notices.    Except as otherwise provided herein, any offer, acceptance, notice or communication required or permitted to be given pursuant to this Agreement shall be deemed to have been duly and sufficiently given for all purposes by a party if given by the party, or an officer, trustee, or other personal or legal representative of such party, or by any other person authorized to act for such party, if in writing and delivered personally to the party or to an officer, trustee or other personal or legal representative of the party, or any other person authorized to act for such party to whom such notice shall be directed, or sent by overnight delivery service, or certified or registered mail, postage and registration prepaid, return receipt requested, or by facsimile to such party's home or business address as reflected on the signature pages hereto or other address as such party may designate to each of the other parties hereto by a notice complying with the requirements of this Section 13(a). Any such notice shall be deemed to have been given on the date on which the same was delivered in the case of personal delivery, post-marked in the case of certified or registered mail or overnight delivery service, or dated in the case of a facsimile.

        (b)   Assignments and Transfers.    Other than as contemplated in Section 12, the parties hereto shall have no right to assign or transfer this Agreement or any of their respective rights hereunder (including, without limitation, the Put Option).

        (c)   Binding Effect.    This Agreement shall be binding upon and inure to the benefit of the successors, assigns, personal representative, estates, heirs and legatees of the parties hereto.

        (d)   Miscellaneous.    This Agreement sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts which together shall constitute one instrument and shall be governed by and construed in accordance with the domestic substantive laws of the State of New York, without regard to principles of conflicts of laws. Delivery of an executed signature page by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, this Agreement has been executed as of the date first set forth above.

Jerry Silva
Steven Silva
JERRY SILVA, AS LIFE TENANT, AND STEVEN SILVA, AS REMAINDERMAN
Jerry Silva, as Life Tenant
Steven Silva, as Remainderman
Address for Notices to the Sellers:
c/o Chem RX 750 Park Place Long Beach, NY 11561
with a copy to:
Troutman Sanders LLP The Chrysler Building 405 Lexington Avenue New York, New York 10174 Attn: Richard Ackerman, Esq.
MILLENNIUM PARTNERS, L.P.
By:

Name:
Title:
Address for Notices:

[Signature Page to Put Option Agreement]

EXHIBIT A
FORM OF ESCROW AGREEMENT

        THIS ESCROW AGREEMENT (as the same may be amended or modified from time to time pursuant hereto, this "Escrow Agreement") is made and entered into as of October 16, 2007, by and among Jerry Silva, an individual, Steven Silva an individual, and Jerry Silva as life tenant and Steven Silva as remainderman (collectively, (the "Depositors"), Millennium Partners, L.P., a                        limited partnership ("Millennium", and together with the Depositor, sometimes referred to individually as a "Party" or collectively as the "Parties"), and JPMorgan Chase Bank, National Association (the "Escrow Agent").

        WHEREAS, the Parties have agreed to deposit in escrow certain funds and wish such deposit to be subject to the terms and conditions set forth herein.

        NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

        1.    Appointment.    The Parties hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

        2.    Fund.    The Depositors hereby deposit with the Escrow Agent the sum of $8,279,994.25 (the "Escrow Deposit") and the Escrow Agent hereby acknowledges receipt of the Escrow Deposit. The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, invest and reinvest the Escrow Deposit and the earnings and other proceeds thereof (the "Fund") as directed in Section 3, and shall not release any part of the Escrow Deposit except in accordance with Section 4 hereof, or the other express provisions of this Agreement.

        3.    Investment of Fund.    (a) During the term of this Escrow Agreement, the Fund shall be invested in a JPMorgan Chase Bank, N.A. money market deposit account ("MMDA") or a successor or similar investment offered by the Escrow Agent, unless otherwise instructed in writing by the Parties and as shall be acceptable to the Escrow Agent. The Escrow Agent will provide compensation on balances in the Fund at a rate determined by the Escrow Agent from time to time in accordance with its normal policies for customer deposits of that kind. Written investment instructions, if any, shall require the signature of all of the Parties hereto and shall specify the type and identity of the investments to be purchased and/or sold. The Escrow Agent is hereby authorized to execute purchases and sales of investments through the facilities of its own trading or capital markets operations or those of any affiliated entity. The Escrow Agent or any of its affiliates may receive compensation with respect to any investment directed hereunder including without limitation charging an agency fee in connection with each transaction. The Parties recognize and agree that the Escrow Agent will not provide supervision, recommendations or advice relating to either the investment of moneys held in the Fund or the purchase, sale, retention or other disposition of any investment described herein. The Escrow Agent shall not have any liability for any loss sustained as a result of any investment in an investment made pursuant to the terms of this Escrow Agreement or as a result of any liquidation of any investment prior to its maturity or for the failure of the Parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement.

        (b)   Receipt, investment and reinvestment of the Escrow Deposit shall be confirmed by Escrow Agent as soon as practicable by account statement, and any discrepancies in any such account statement shall be noted by Parties to Escrow Agent within thirty (30) calendar days after receipt thereof. Failure to inform Escrow Agent in writing of any discrepancies in any such account statement within said thirty (30) day period shall conclusively be deemed confirmation of such account statement in its entirety.

        4.    Disposition and Termination.

        (a)   The Depositors and Millennium are parties to a Put Option Agreement dated October 16, 2007 (the "Put Option Agreement"), and the Escrow Deposit has been deposited by the Depositors with the Escrow Agent pursuant to the Put Option Agreement for the benefit of Millennium in the event of a default by the Depositors in respect of their obligations under Section 3 or Section 4 (as applicable) under the Put Option Agreement. The provisions of the Put Option Agreement are hereby incorporated herein by reference, but only as the context of this Escrow Agreement may require. The Escrow Agent is not a party to the Put Option Agreement and shall, therefore, act only in accordance with the terms and conditions contained herein.

        (b)   If the Depositors breach any of their obligations to pay the purchase price pursuant to Section 3 of the Put Option Agreement or the optional cash settlement pursuant to Section 4 of Millennium the Put Option Agreement, as applicable, then Millennium shall have the right to deliver an Escrow Demand as described in Section 4(c) hereof. Millennium shall not deliver an Escrow Demand except in the circumstances described in the preceding sentence. Millennium shall deliver to the Depositors any Escrow Demand that it delivers to the Escrow Agent not later than the date such Escrow Demand is delivered to the Escrow Agent.

        (c)   Upon receipt by the Escrow Agent of a written demand from Millennium (an "Escrow Demand"), certifying:

            (i)  that Millennium duly exercised its Put Option (as defined in the Put Option Agreement);

           (ii)  the Dollar amount that the Depositors were required to pay to Millennium at the Put Closing (as defined in the Put Option Agreement) or, if applicable, the Dollar amount the Depositors were required to pay to Millennium pursuant to an optional cash settlement pursuant to Section 4 of the Put Option Agreement;

          (iii)  the Dollar amount that the Depositors actually paid to Millennium at the Put Closing or, if applicable, pursuant to an optional cash settlement pursuant to Section 4 of the Put Option Agreement;

          (iv)  the Dollar amount the Depositors failed to pay in breach of its obligations under Section 3 or Section 4 of the Put Option Agreement the "Breach Amount");

           (v)  that, in accordance with the Put Option Agreement, Millennium is entitled to the Breach Amount;

and demanding that the Escrow Agent release to Millennium an amount equal to the Breach Amount from the Fund, the Escrow Agent shall promptly pay to Millennium from the Fund an amount equal to the Breach Amount.

        (e)   If the Escrow Agent has not received an Escrow Demand by March 31, 2009, then the Escrow Agent shall promptly pay the Fund to the Depositors.

        (f)    The Depositors shall have the right to substitute a letter of credit in the amount of $8,279,994.25, in form and substance, and issued by a bank that is reasonably satisfactory to Millennium, for the Fund hereunder and Millennium shall cooperate (at no cost to Millennium) with the Depositors to permit the use of such letter of credit in lieu of the escrow arrangement established hereby, and to permit the Depositors to use the Fund to secure such letter of credit. The Parties contemplate that such letter of credit would permit Millennium to draw an amount under the letter of credit using a sight draft and with dispute procedures similar to those set forth in this Section 4.

        (g)   Upon delivery of the Fund by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Sections 7 and 8.

        5.    Escrow Agent.    (a) The Escrow Agent shall have only those duties as are specifically and expressly provided herein, which shall be deemed purely ministerial in nature, and no other duties shall be implied. The Escrow Agent shall neither be responsible for, nor chargeable with, knowledge of, nor have any requirements to comply with, the terms and conditions of any other agreement, instrument or document between the Parties, in connection herewith, if any, including without limitation the Put Option Agreement, nor shall the Escrow Agent be required to determine if any person or entity has complied with any such agreements, nor shall any additional obligations of the Escrow Agent be inferred from the terms of such agreements, even though reference thereto may be made in this Escrow Agreement. In the event of any conflict between the terms and provisions of this Escrow Agreement, those of the Put Option Agreement, any schedule or exhibit attached to the Escrow Agreement, or any other agreement among the Parties, the terms and conditions of this Escrow Agreement shall control. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, document, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper Party or Parties without inquiry and without requiring substantiating evidence of any kind. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document, notice, instruction or request. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Fund, including, without limitation, the Escrow Deposit nor shall the Escrow Agent have any duty or obligation to confirm or verify the accuracy or correctness of any amounts deposited with it hereunder. The Escrow Agent shall have no duty or obligation to make any calculations of any kind hereunder.

        (b)   The Escrow Agent shall not be liable for any action taken, suffered or omitted to be taken by it except to the extent that a final adjudication of a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to either Party. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys, and shall be liable only for its gross negligence or willful misconduct (as finally adjudicated in a court of competent jurisdiction) in the selection of any such agent or attorney. The Escrow Agent may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with, or in reliance upon, the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain or believe there is some ambiguity as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be given a direction in writing by the Parties which eliminates such ambiguity or uncertainty to the satisfaction of Escrow Agent or by a final and non-appealable order or judgment of a court of competent jurisdiction. To the extent practicable, the Parties agree to pursue any redress or recourse in connection with any dispute without making the Escrow Agent a party to the same. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, incidental, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

        6.    Succession.    (a) The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving thirty (30) days advance notice in writing of such resignation to the Parties specifying a date when such resignation shall take effect. If the Parties have failed to appoint a successor escrow agent prior to the expiration of thirty (30) days following receipt of the notice of resignation, the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief, and any such resulting appointment shall be binding upon all of the parties hereto. Escrow Agent's sole responsibility after such thirty (30) day notice period expires shall be to hold the Fund (without any obligation to reinvest the same) and to deliver the same to a designated substitute escrow agent, if any, or in accordance with the directions of a final order or judgment of a court of competent jurisdiction, at which time of delivery Escrow Agent's obligations hereunder shall cease and terminate, subject to the provisions of Sections 7 and 8 hereunder. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe will be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement.

        (b)   Any entity into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any entity to which all or substantially all the escrow business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.

        7.    Compensation and Reimbursement.    The Depositors shall to (a) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 2 attached hereto, and (b) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including, without limitation reasonable attorney's fees and expenses, incurred or made by it in connection with the preparation, negotiation, execution, performance, delivery, modification and termination of this Escrow Agreement. The Parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in, the Fund for the payment of any claim for compensation, expenses and amounts due hereunder. In furtherance of the foregoing, the Escrow Agent is expressly authorized and directed, but shall not be obligated, to charge against and withdraw from the Fund for its own account any amounts due to the Escrow Agent under this Section 7. The obligations contained in this Section 7 shall survive the termination of this Escrow Agreement and the resignation, replacement or removal of the Escrow Agent. The Depositors shall be responsible for all of the fees and expenses that are due and payable to the Escrow Agent hereunder. To the extent that the Escrow Agent shall charge against or withdraw from the Fund for its own account pursuant to any provision of this Agreement (including, without limitation, pursuant to Section 6, this Section 7 or Section 8 hereof) and the Fund shall be less than the Escrow Deposit (the "Deficiency"), the Depositors shall, jointly and severally, be obligated to promptly, but in no event later than three (3) Business Days after such charge or withdrawal, deposit an amoun in cash equal to the Deficiency so that the Fund shall be at least equal to the amount of the Escrow Deposit.

        8.    Indemnity.    The Parties shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its affiliates and their respective successors, assigns, directors, officers, managers, attorneys, accountants, experts, agents and employees (the "indemnitees") from and against any and all losses, damages, claims, liabilities, penalties, judgments, settlements, actions, suits, proceedings, litigation, investigations, costs or expenses (including, without limitation, the fees and expenses of in house or outside counsel and experts and their staffs and all expense of document location, duplication and shipment) (collectively "Losses") arising out of or in connection with (a) the Escrow Agent's execution and performance of this Escrow Agreement, tax reporting or withholding, the enforcement of any rights or remedies under or in connection with this Escrow Agreement, or as may arise by reason of any act, omission or error of the indemnitee, except in the case of any indemnitee to the extent that such Losses are finally adjudicated by a court of competent jurisdiction to have been primarily caused by the gross negligence or willful misconduct of such indemnitee, or (b) its following any instructions or other directions, whether joint or singular, from the Parties, except to the extent that its following any such instruction or direction is expressly forbidden by or in violation of the terms hereof. The Parties hereto acknowledge that the foregoing indemnities shall survive the resignation, replacement or removal of the Escrow Agent or the termination of this Escrow Agreement. The Parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in, the Fund for the payment of any claim for indemnification, expenses and amounts due hereunder. In furtherance of the foregoing, the Escrow Agent is expressly authorized and directed, but shall not be obligated, to charge against and withdraw from the Fund for its own account or for the account of an indemnitee any amounts due to the Escrow Agent or to an indemnitee under this Section 8. The obligations contained in this Section 8 shall survive the termination of this Escrow Agreement and the resignation, replacement or removal of the Escrow Agent.

        9.    Patriot Act Disclosure/Taxpayer Identification Numbers/Tax Reporting.

        (a)   Patriot Act Disclosure.    Section 326 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act") requires the Escrow Agent to implement reasonable procedures to verify the identity of any person that opens a new account with it. Accordingly, the Parties acknowledge that Section 326 of the USA PATRIOT Act and the Escrow Agent's identity verification procedures require the Escrow Agent to obtain information which may be used to confirm the Parties' identity including without limitation name, address and organizational documents ("identifying information"). The Parties agree to provide the Escrow Agent with and consent to the Escrow Agent obtaining from third parties any such identifying information required as a condition of opening an account with or using any service provided by the Escrow Agent.

        (b)   Taxpayer Identification Numbers ("TIN")

        The Parties have provided the Escrow Agent with their respective fully executed Internal Revenue Service ("IRS") Form W-8, or W-9 and/or other required documentation. The Parties each represent that its correct TIN assigned by the IRS, or any other taxing authority, is set forth in the delivered forms, as well as in the Substitute IRS Form W-9 set forth on the signature page of this Agreement.

        (c)   Tax Reporting

        All interest or other income earned under the Escrow Agreement shall be allocated to the Depositors and reported, as and to the extent required by law, by the Escrow Agent to the IRS, or any other taxing authority, on IRS Form 1099 or 1042S (or other appropriate form) as income earned from the Escrow Deposit by the Depositors whether or not said income has been distributed during such year. On or before March 31, 2008, the Escrow Agent shall distribute to Jerry Silva, on behalf of the Depositors, all of the cash interest generated by the Fund through December 31, 2007. Any other tax returns required to be filed will be prepared and filed by the Depositors and Millennium, as applicable, with the IRS and any other taxing authority as required by law. The Parties acknowledge and agree that Escrow Agent shall have no responsibility for the preparation and/or filing of any income, franchise or any other tax return with respect to the Fund or any income earned by the Escrow Deposit. The Parties further acknowledge and agree that any taxes payable from the income earned on the investment of any sums held in the Escrow Deposit shall be paid by the Depositors. In the absence of written direction from the Parties, all proceeds of the Fund shall be retained in the Fund and reinvested from time to time by the Escrow Agent as provided in this Agreement. Escrow Agent shall withhold any taxes it deems appropriate, including but not limited to required withholding in the absence of proper tax documentation, and shall remit such taxes to the appropriate authorities.

        10.    Notices and Funds Transfer Information.    All communications hereunder shall be in writing and shall be deemed to be duly given and received:

        (a)   upon delivery, if delivered personally, or upon confirmed transmittal, if by facsimile, if received prior to 5:00 p.m.;

        (b)   on the next Business Day (as hereinafter defined) if sent by overnight courier; or

        (c)   four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth below or at such other address as any party hereto may have furnished to the other parties in writing by registered mail, return receipt requested.

        Fund transfers made to either the Depositors and Millennium pursuant to this Agreement will be made in accordance with the banking account information shown below:

If to the Depositors:	750 Park Place Long Beach, NY 11561 Attention: Jerry Silva Tel No.: (516) 889 - 8770 Fax No.: (516) 889 - 8322
Bank account information	Account name: Account number: Bank name: ABA number:
With a copy to:	Troutman Sanders 405 Lexington Avenue New York, NY 10174 Attention: Richard Ackerman Tel No: (212) 704 - 6000 Fax No: (212) 704 - 6288
If to Millennium:	666 Fifth Avenue, 8th Floor New York, NY 10103 Attention: Andrew S. Jacobs Tel No.: (212) 841 - 4230 Fax No.: (212) 905 - 4388
Bank account information	Account name: Account number: Bank name: ABA number:
If to the Escrow Agents:	JPMorgan Chase Bank, N.A. Escrow Services 4 New York Plaza, 21st Floor New York, NY 10004 Attention: James M. Foley Fax No.: (212) 623-6168

Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (a), (b) and (c) of this Section 10, such communications shall be deemed to have been given on the date received by an officer of the Escrow Agent or any employee of the Escrow Agent who reports directly to any such officer at the above-referenced office. In the event that the Escrow Agent, in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth above is authorized or required by law or executive order to remain closed.

        11.    Security Procedures.    In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement, as indicated in Section 10 above), whether in writing, by facsimile or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on schedule 1 hereto ("Schedule 1"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. If the Escrow Agent is unable to contact any of the authorized representatives identified in Schedule 1, the Escrow Agent is hereby authorized to seek confirmation of such instructions by telephone call-back to any one or more of the Parties' executive officers ("Executive Officers"), as the case may be, which shall include the titles of President or Vice President, as the Escrow Agent may select. Such "Executive Officer" shall deliver to the Escrow Agent a fully executed incumbency certificate, and the Escrow Agent may rely upon the confirmation of anyone purporting to be any such officer. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by a party to identify (a) the beneficiary, (b) the beneficiary's bank, or (c) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even when its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The Parties acknowledge that these security procedures are commercially reasonable.

        12.    Compliance with Court Orders.    In the event that any escrow property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the property deposited under this Escrow Agreement, the Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all writs, orders or decrees so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and in the event that the Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the Parties hereto or to any other person, entity, firm or corporation, by reason of such compliance notwithstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

        13.    Miscellaneous.    The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by the Escrow Agent and the Parties. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by the Escrow Agent or any Party, except as provided in Section 6, without the prior consent of the Escrow Agent and the Parties. This Escrow Agreement shall be governed by and construed under the laws of the State of New York. Each Party irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The Parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement. No party to this Escrow Agreement is liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, war, terrorism, floods, strikes, electrical outages, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. All signatures of the parties to this Escrow Agreement may be transmitted by facsimile, and such facsimile will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces, and will be binding upon such party. If any provision of this Escrow Agreement is determined by a court of competent jurisdiction to be prohibited or unenforceable by reason of any applicable law of a jurisdiction, then such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in such jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction. The Parties represent, warrant and covenant that each document, notice, instruction or request provided by such Party to Escrow Agent shall comply with applicable laws and regulations. Where, however, the conflicting provisions of any such applicable law may be waived, they are hereby irrevocably waived by the parties hereto to the fullest extent permitted by law, to the end that this Escrow Agreement shall be enforced as written. Except as expressly provided in Section 8 above, nothing in this Escrow Agreement, whether express or implied, shall be construed to give to any person or entity other than the Escrow Agent and the Parties any legal or equitable right, remedy, interest or claim under or in respect of this Escrow Agreement or any funds escrowed hereunder.

        IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth above.

Tax Certification: Taxpayer Identification Number (TIN):	Date:

Name & Address:

Customer is a (check one):

  Corporation

  Partnership

  Individual/sole proprietor

  Trust

  Other:

Taxpayer is (check if applicable):

  Exempt from backup withholding

Under the penalties of perjury, the undersigned certifies that:

(1)
the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it);

(2)
it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding; and

(3)
the entity is a U.S. person (including a U.S. resident alien).

(If the entity is subject to backup withholding, cross out the words after the (2) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature:

Printed Name: Jerry Silva

Tax Certification: Taxpayer Identification Number (TIN):	Date:

Name & Address:

Customer is a (check one):

  Corporation

  Partnership

  Individual/sole proprietor

  Trust

  Other:

Taxpayer is (check if applicable):

  Exempt from backup withholding

Under the penalties of perjury, the undersigned certifies that:

(1)
the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it);

(2)
it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding; and

(3)
the entity is a U.S. person (including a U.S. resident alien).

(If the entity is subject to backup withholding, cross out the words after the (2) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature:

Printed Name: Steven Silva

Tax Certification: Taxpayer Identification Number (TIN):	Date:

Name & Address:

Customer is a (check one):

  Corporation

  Partnership

  Individual/sole proprietor

  Trust

  Other:

Taxpayer is (check if applicable):

  Exempt from backup withholding

Under the penalties of perjury, the undersigned certifies that:

(1)
the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it);

(2)
it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding; and

(3)
the entity is a U.S. person (including a U.S. resident alien).

(If the entity is subject to backup withholding, cross out the words after the (2) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

JERRY SILVA, AS LIFE TENANT, AND STEVEN SILVA, AS REMAINDERMAN

Signature:

Printed Name: Jerry Silva, as Life Tenant

Signature:

Printed Name: Steven Silva, as Remainderman

Tax Certification: Taxpayer Identification Number (TIN):	Date:

Name & Address:

Customer is a (check one):

  Corporation

  Partnership

  Individual/sole proprietor

  Trust

  Other:

Taxpayer is (check if applicable):

  Exempt from backup withholding

Under the penalties of perjury, the undersigned certifies that:

(1)
the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it);

(2)
it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding; and

(3)
the entity is a U.S. person (including a U.S. resident alien).

(If the entity is subject to backup withholding, cross out the words after the (2) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

MILLENNIUM PARTNERS, L.P.

Signature:

Printed Name:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
as Escrow Agent

By:

SCHEDULE 1
Telephone Number(s) and authorized signature(s) for
Person(s) Designated to give Funds Transfer Instructions

If to Jerry Silva:
Name		Telephone Number	Signature
1.	Jerry Silva	(516) 889-8770 x101
2.	Steven Silva	(516) 889-8770 x102
3.
If to Millennium:
Name		Telephone Number	Signature
1.
2.
3.

Telephone Number(s) for Call-Backs and
Person(s) Designated to Confirm Funds Transfer Instructions

If to Jerry Silva:
Name		Telephone Number
1.	Jerry Silva	(516) 889-8770 x101
2.	Steven Silva	(516) 889-8770 x102
3.
If to Millennium:
Name		Telephone Number
1.
2.
3.

Telephone call backs shall be made to both Parties if joint instructions are required pursuant to the agreement. All funds transfer instructions must include the signature of the person(s) authorizing said funds transfer and must not be the same person confirming said transfer.

SCHEDULE 2
Escrow Agent's Compensation:

        The escrow agent fees are $3,500 annually. The fees are paid each year in advance, with the first year's payment made upon execution of this agreement. Upon termination of this agreement prior to any anniversary hereof, the fee for that year will not be pro-rated.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SELLERS (AS DEFINED BELOW) THAT SUCH REGISTRATION IS NOT REQUIRED.

    PUT OPTION AGREEMENT, dated as of October 16, 2007 (this "Agreement"), by and between Jerry Silva, an individual, Steven Silva, an individual, and Jerry Silva, as life tenant, and Steven Silva, as remainderman (collectively, and jointly and severally, the "Sellers") and NSP Holdings, LLC, a Delaware limited liability company (together with any designated affiliate as provided in Section 12 below, the "Investor").

        Paramount Acquisition Corp., a Delaware corporation ("Paramount"), the Sellers, and the other stockholders of B.J.K. Inc. d/b/a Chem Rx ("Chem Rx") are parties to a Stock Purchase Agreement, dated as of June 1, 2007 (as may be amended from time to time, the "Stock Purchase Agreement"), pursuant to which Paramount will acquire all of the issued and outstanding shares of capital stock of Chem Rx from the Sellers and the other stockholders of Chem Rx on the terms and subject to the conditions set forth therein (the "Transaction"). The consummation of the Transaction is subject to, among other things, (1) the approval of the proposal approving the Transaction (the "Transaction Proposal") set forth in Paramount's definitive proxy statement dated October 2, 2007 by the affirmative vote of a majority of the shares of Paramount's common stock issued in its initial public offering (the "IPO") voting on such proposal at the special meeting of the stockholders of Paramount (including any postponement or adjournment thereof, the "Special Meeting"); and (2) less than 20% of the shares of Paramount's common stock issued in the IPO voting against the Transaction Proposal and electing a cash conversion of their shares.

        The Investor intends to acquire shares of Paramount's common stock, par value $.0001 per share (the "Common Stock") in either open-market purchases or by means of individually negotiated transactions and the Sellers wish to enter into this Agreement to provide the Investor with the option to require the Sellers to purchase such shares of Common Stock from the Investor on the terms and conditions set forth in this Agreement.

        NOW, THEREFORE, in consideration of $100.00 duly paid by or on behalf of Investor to the Sellers and in consideration of other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

        1.     Definitions.    For purposes of this Agreement, the following defined terms shall have the following meanings:

        "Acquired Shares" means the number of shares of Common Stock that the Investor (i) acquires in either open-market purchases or by means of individually negotiated transactions on or following the time that is at least twenty-four hours after the filing by Paramount of a Current Report or Form 8-K disclosing this Agreement and prior to the time that the Special Meeting (or, if later, any adjournment or postponement thereof) is called to order; and (ii) beneficially owns as the close of business on the date of the Special Meeting. For the avoidance of doubt, (A) "Acquired Shares" shall not include any shares of Common Stock that were acquired by the Investor prior to the beginning of such period, and (B) any Acquired Shares that are subsequently Transferred by the Investor prior to the Exercise Date shall cease to be Acquired Shares. For purposes hereof, any Common Stock Transferred by the Investor shall be deemed to have been made out of non-Acquired Shares until all non-Acquired Shares have been Transferred, and then out of Acquired Shares.

        "Affiliate" means, with respect to any Person, a Person who is an "affiliate" of such first Person within the meaning of Rule 405 under the Securities Act.

        "Business Day" means any trading day on the exchange or quotation system on which the Common Stock is listed for trading or quotation other than any day on which such exchange or quotation system is scheduled to close prior to its regular weekday closing time.

        "Commencement Date" means the first Business Day following the date that is 270 days from the closing date of the Transaction.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Expiration Date" means the first anniversary of the closing date of the Transaction, or if such day is not a Business Day, the first Business Day following such day.

        "Economic Hedge" means any hedging or similar transaction, including a short sale, designed to transfer the economic risk of some or all of an investment in the Common Stock away from the Investor.

        "Lien" means any lien, pledge, claim, charge, mortgage, security interest or other encumbrance of any kind, whether arising by contract or by operation of law.

        "Person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, charitable or not-for-profit institution or organization or other entity or any governmental entity.

        "Put Price" means the aggregate amount payable by the Sellers pursuant to the exercise of the Put Option, calculated as the product of the Strike Price multiplied by the number of Put Shares, subject to adjustment as set forth in Section 2(e) hereof.

        "Securities" means the Acquired Shares and the Put Option.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Settlement Price" means the average per-share price at which the Investor sells the Put Shares subject to the optional cash settlement provisions pursuant to Section 4 hereof (if the Sellers have exercised such optional cash settlement).

        "Strike Price" means a price per share equal to the lesser of (i) $6.00 and (ii) the aggregate purchase price paid by the Investor for the Acquired Shares (inclusive of all reasonable fees and documented brokers' fees, commissions or similar transaction costs) divided by the total number of Acquired Shares.

        "Transfer" shall have the meaning given to such term in Section 8(b) hereof.

        2.     Put Option.

        (a)   Grant of Put Option.    Subject to the terms and conditions of this Agreement, the Sellers hereby jointly and severally grant to the Investor the right but not the obligation, at any time, and from time to time, during the Exercise Period (as defined below) (the "Put Option") to require the Sellers to purchase from the Investor any or all of the Acquired Shares owned by the Investor on any applicable Exercise Date (the "Put Shares") at a price per Put Share equal to the Strike Price; provided that the number of Put Shares shall not exceed 3,000,000.

        (b)   Full Exercise; Time Of Exercise.    The Put Option may be exercised, in whole or in part, for any or all of the Put Shares owned by the Investor on the Exercise Date. The Put Option may only be exercised on a Business Day from and including the Commencement Date through and including 4 p.m. New York time on the Expiration Date (such period, the "Exercise Period").

        (c)   Procedure for Exercise.    Investor must give irrevocable notice (which shall be written notice given by overnight delivery service, facsimile or by personal delivery in accordance with Section 13(a) hereof) during the Exercise Period to Sellers of its exercise of the Put Option and the number of Put Shares. If notice is given after 4 p.m. New York time on any day other than the last day of the Exercise Period, then such notice shall be deemed given on the next Business Day during the Exercise Period. The date such notice is given, or deemed given, is referred to as an "Exercise Date."

        (d)   Conditions.    This Agreement and the Put Option shall automatically terminate and become null and void if (i) the Investor does not utilize its reasonable best efforts to acquire at least 1,000,000 Acquired Shares for a price not to exceed $6 per share on or prior to the close of business on the first Business Day prior to the Special Meeting, (ii) Paramount does not receive the requisite stockholder approval at the Special Meeting (or any adjournment thereof) to consummate the Transaction, (iii) Paramount does not consummate the Transaction, (iv) Investor does not fulfill in all material respects its obligations set forth in Section 8 below or (v) Investor breaches in any material respect the representations and warranties contained in Section 7 below.

        (e)   Adjustment of Put and Strike Price.    In the event of changes in the outstanding Common Stock of Paramount by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, mergers, recapitalizations or other similar events, the Put Price and the Strike Price shall be correspondingly adjusted to give the Investor, upon exercise of the Put Shares, the same aggregate payment as the Investor would have been entitled to had the Put Option been exercise immediately prior to such event. This Agreement need not be changed or amended because of any adjustment in the number, class, and kind of the Common Stock.

        (f)    Other Purchase Option Agreements.    If prior to the date of the Special Meeting, Sellers enter into with any other person a purchase option, put option or other agreement that is substantially similar to this Agreement, and that includes material economic terms that are more favorable to that person than those set forth in Section 2 hereof, Sellers shall within one business day after entering into such agreement disclose the terms of such agreement to Investor, and shall promptly deliver to Investor an executed amendment to this Agreement, reasonably satisfactory to Investor in form and substance, incorporating such material economic terms herein.

        (g)   For the avoidance of doubt, and assuming by way of example only that the Strike Price is $5.75 and the Settlement Price is $4.75, the parties agree that (i) the maximum aggregate purchase price the Sellers could be required to pay for the purchase of all of the Put Shares at a Put Closing pursuant to Section 3 hereunder is $17,250,000 (i.e., $5.75 times the maximum number of Put Shares of 3,000,000); and (ii) the maximum aggregate payment the Sellers could be required to pay in the event the Sellers elect to pay the optional cash settlement pursuant to Section 4 hereunder is $3,000,000 (i.e., the excess of $5.75 over $4.75 (or $1.00) times the maximum number of Put Shares of 3,000,0000).

        (h)   Anything to the contrary notwithstanding, if and to the extent the Sellers are in breach of their obligations to pay the purchase price under Section 3 hereof or (as applicable) the optional cash settlement payment under Section 4 hereof, the Investor shall be entitled to sell Acquired Shares in market transactions (or, if no trading market exists, in privately negotiated transactions) during such period of breach and the Sellers shall be required to pay to the Investor the amount, if any, by which the Strike Price exceeds the Settlement Price with respect to such shares. The Sellers shall not be entitled to any payment or credit in the event that the sale price exceeds the Strike Price.

        3.     Settlement.    The closing of the sale and purchase of the Put Shares following the exercise of the Put Option shall take place no later than the second Business Day following the Exercise Date (the "Put Closing"). At the closing of such transaction and upon payment of the Put Price, the Investor shall, subject to Section 4 hereof, (x) if Paramount's transfer agent, if any, is participating in the Depository Trust Company's ("DTC") Fast Automated Securities Transfer Program, credit the aggregate number of Put Shares to the Sellers' or their designee's balance accounts with DTC, if any, through its Deposit/Withdrawal at Custodian system or (y) if Paramount's transfer agent is not participating in the DTC Fast Automated Securities Transfer Program or if the foregoing is not applicable, deliver to the Sellers or to one or more assignees or substitute purchasers designated by the Sellers, at the principal office of Paramount, certificates representing all the Put Shares free and clear of all Liens, which certificates shall have affixed thereto stock powers in the appropriate form for transfer. The Put Price for the Put Shares shall be payable by the Sellers (jointly and severally) to the Investor in cash in U.S. dollars by delivery to the Investor of the amount thereof by wire transfer of immediately available funds to an account or accounts, designated in writing by the Investor prior to the Put Closing.

        4.     Optional Cash Settlement.    Provided that the Common Stock is traded on the Nasdaq Capital Market, the Nasdaq Global Market, or any registered national stock exchange, then at the option of the Sellers (which option may be exercised by the Sellers by written notice to the Investor at any time prior to the Put Closing), in lieu of the Sellers paying the Put Price and accepting physical delivery of the Put Shares from the Investor, as contemplated in Section 3 hereof, at the Put Closing pursuant to Section 3 hereof, Sellers may in full satisfaction of their obligations under Section 3 hereof, pay to the Investor an amount in cash equal to the product of number of Put Shares multiplied by the greater of (i) the excess of the Strike Price over the Settlement Price and (ii) zero. If the Sellers exercise such option, the Investor may delay settlement for such period of time as may be necessary to sell the Put Shares and establish the Settlement Price.

        5.     Representations and Covenants of Sellers.    Sellers hereby jointly represent, warrant and covenant to the Investor, as follows:

        (a)   Power; Due Authorization; Binding Agreement.    Sellers have full legal capacity, power and authority to execute and deliver this Agreement, to perform their obligations hereunder, and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Sellers and constitutes a valid and binding agreement of Sellers, enforceable against Sellers in accordance with its terms, except that enforceability may be subject to the effect of (a) any applicable bankruptcy, reorganization, receivership, conservatorship, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors' rights generally and to general principles of equity and (b) any laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, regardless of whether considered in a proceeding in law or equity.

        (b)   No Conflicts.    The execution and delivery of this Agreement by Sellers does not, and the performance of the terms of this Agreement by Sellers will not, (a) require Sellers to obtain the consent or approval of, or make any filing with or notification to, any governmental or regulatory authority, domestic or foreign (other than the Securities and Exchange Commission (the "SEC")), (b) require the consent or approval of any other Person pursuant to any agreement, obligation or instrument binding on Sellers or their properties and assets, (c) conflict with or violate any organizational document or law, rule, regulation, order, judgment or decree applicable to Sellers or by which any property or asset of Sellers is bound, or (d) violate any other agreement to which Sellers are a party, including, without limitation, any voting agreement, stockholders agreement, irrevocable proxy, voting trust, or the Stock Purchase Agreement.

        (c)   Other Purchase Option Agreements.    To the extent other investors are entering into arrangements similar to those contained in this Agreement, such other investors are executing agreements identical to this Agreement (other than references to the amounts of investments to be made by the other investors and the corresponding put rights, and the names, addresses and contact information of the other investors.)

        6.     Certain Additional Covenants of Sellers.

        (a)   Security.    As security for Sellers' obligations to Investor under Sections 3 and 4 hereof, on or prior to the date of the closing of the Transaction, the Sellers shall establish, and, for so long as the Investor holds any Acquired Shares, the Sellers shall maintain, with JPMorgan Chase Bank, National Association or such other financial institution as is reasonably acceptable to the Investor, an escrow account funded with cash in an amount no less than the then-applicable Put Price (the "Escrow"). On or prior to the date hereof, Sellers have executed an irrevocable instruction directing Paramount to pay, out of the purchase price payable to the Sellers upon the consummation of the Transaction, $17,250,000 to such escrow account, or, if less, such amount as shall be equal to the product of $6.00 times the number of Acquired Shares. The Escrow shall be administered in accordance with an escrow agreement among the Investor, the Sellers and the Escrow Agent, substantially in the form of Exhibit A hereto. Notwithstanding the foregoing, the Sellers shall be entitled at any time prior to the Expiration Date to replace all or any portion of the funds held in the Escrow with a letter of credit, drawn on Bank of America, or such other financial institution as is reasonably acceptable to the Investor, with a face amount no less than the then-applicable Put Price and in form and substance reasonably satisfactory to the Investor.

        (b)   Further Assurances.    Subject to the terms and conditions set forth in this Agreement Sellers will use their best efforts, as promptly as is practicable, to take or cause to be taken all actions, and to do or cause to be done all other things, as are necessary, proper or advisable and consistent with the terms and conditions of this Agreement, to consummate and make effective the transactions contemplated by this Agreement and to refrain from taking any actions that are contrary to, inconsistent with or against, or would frustrate the essential purposes of, the transactions contemplated by this Agreement.

        (c)   Disclosure.    Sellers will advise Paramount of the material terms and conditions of this Agreement (and any similar agreements entered into with any other Person) within one business day after the execution of this Agreement such that Paramount can publicly disclose the terms hereof (if Paramount determines that such disclosure is appropriate) on one or more Current Reports on From 8-K; provided, however that Sellers shall request that the identity of Investor, its affiliates, and/or their principals, officers, directors, shareholders, agents, attorneys, consultants, and the like not be disclosed (unless Paramount determines that such disclosure is required).

        7.     Representations and Warranties of Investor.    Investor hereby represents and warrants to the Sellers as follows.

        (a)   Organization, Good Standing And Qualification.    Investor is duly organized and validly existing under the laws of the state or other jurisdiction of its organization. Investor has all requisite power and authority to execute and deliver this Agreement.

        (b)   Ownership of Securities.    As of the date of the Put Closing: (i) the Put Shares will be beneficially owned by the Investor and (ii) the Investor shall have voting power and dispositive power with respect to all of the Put Shares. On the date of the Put Closing, the Investor shall transfer valid title to all of the Put Shares to Sellers free from all Liens, and the Put Shares shall be freely transferable except for restrictions on transfer pursuant to state and/or federal securities laws.

        (c)   Authorization; Binding Obligations; Governmental Consents.    All actions on the part of Investor, its officers, directors and equity owners necessary for the authorization of this Agreement and the performance of all obligations of Investor hereunder have been taken prior to the date hereof. This Agreement is a valid and binding obligation of Investor, enforceable in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights generally; and (ii) general principles of equity that restrict the availability of equitable remedies. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of Investor is required in connection with the consummation of the transactions contemplated by this Agreement (other than Form 3 and/or Form 4 filings or other SEC filings).

        (d)   Investment Purpose.    The Investor is acquiring the Put Option and will acquire the Acquired Shares for its own account and not with a view toward the public sale or distribution thereof and has no intention of selling or distributing any of such Securities or any arrangement or understanding with any other Person regarding the sale or distribution of such Securities except in accordance with the provisions of the terms of this Agreement. The Investor understands that the Put Option has not been and is not being registered under the Securities Act or any applicable state securities laws and may not be sold, pledged, transferred or otherwise disposed of except to Affiliates of the Investor as permitted hereby. The Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any Securities except in accordance with the provisions of this Agreement and pursuant to and in accordance with the Securities Act.

        (e)   Accredited Investor.    The Investor is an "accredited investor" as defined in Rule 501(a)(1), (2), (3), (7) or (8) promulgated under the Securities Act.

        (f)    No Economic Hedges.    Between Friday, October 12, 2007 and the date hereof, the Investor has not engaged, directly or indirectly, in any Economic Hedge with respect to the Common Stock.

        8.     Conditions to exerciseability of the Put Option.    Investor agrees that the following shall be conditions to its ability to exercise the Put Option granted hereunder:

        (a)   At the Special Meeting or any meeting of the stockholders of Paramount, however called, or any postponement or adjournment thereof, or in connection with any solicitation of votes of the stockholders of Paramount by written consent, Investor shall have been present (in person or by proxy) and voted (or cause to be voted), or shall have executed a written consent in respect of, all of the shares of Common Stock owned by it as of the date of such meeting that were entitled to be voted by the Investor at such meeting or in connection with such solicitation in favor of (i) the approval or re-approval of the Transaction and the Stock Purchase Agreement, (ii) any other proposals where approval of such proposal was a condition to the consummation of the Transaction, and (iii) if recommended by the Board of Directors of Paramount, to amend Paramount's certificate of incorporation to extend for a period of not more than 90 days the period of time in which Paramount is required to consummate a business combination beyond October 27, 2007, and against any action or agreement that would have prevented or materially delayed the consummation of the Transaction or any other transactions contemplated by this Agreement or the Stock Purchase Agreement, or that would have been contrary to or inconsistent with, or result in a breach by the Sellers of, or would have frustrated the essential purposes of this Agreement or the Stock Purchase Agreement. The Investor shall have used its reasonable best efforts, and the Sellers shall have requested that Paramount use its reasonable best efforts, to obtain due authorization from any Person from whom the Investor acquired the Acquired Shares (the "Record Date Seller") for the Investor to vote such shares at the Special Meeting, or, in the alternative, shall have obtained a proxy card or other evidence from the Record Date Seller that the shares owned by the Record Date Seller have been voted in favor of the Transaction Proposal and the Stock Purchase Agreement and all other proposals submitted by Paramount for vote of its stockholders relating to the Transaction, and the Investor shall not have consented to the revocation or rescission of such authorization, proxies or votes by the Record Date Seller.

        (b)   Prior to the date that is 45 days following the date of this Agreement, Investor shall not, directly or indirectly, have sold, transferred, pledged, assigned or otherwise disposed, including by means of an Economic Hedge (a "Transfer"), of any of the Acquired Shares; provided that neither a

"Transfer" nor an Economic Hedge shall be deemed to include pledges of the Acquired Shares to its prime brokers to secure its obligations under prime brokerage agreements or rehypothecations of Acquired Shares permitted under the terms of such prime brokerage agreements or an investor substitution as described in Section 12 herein; provided that nothing shall prohibit the Investor's prime broker from lending such pledged or rehypothecated Acquired Shares to third parties; and provided further that, anything to the contrary notwithstanding, no such pledges or rehypothecations shall encumber any of the Put Shares at the time of the Put Closing.

        (c)   Between the date hereof and the Expiration Date, the Investor shall not have engaged, directly or indirectly, in any Economic Hedge with respect to the Acquired Shares.

        9.     Certain Covenants of Investor.

        (a)   The Investor agrees that any acquisition of Securities will be made in accordance with the provisions of this Agreement.

        (b)   If requested by Sellers, the Investor will provide any information reasonably necessary to prepare and timely file a Schedule 13D disclosing this Agreement and any transaction effected hereunder and will provide signatures as needed to effect such a timely filing.

        (c)   The Investor shall give the Sellers written notice (which may be by email) of any Transfers of Acquired Shares within five (5) Business Days of such Transfer.

        (d)   Subject to the terms and conditions set forth in this Agreement, Investor will use its commercially reasonable efforts, as promptly as is practicable, to take or cause to be taken all actions, and to do or cause to be done all other things, as are necessary, proper or advisable and consistent with the terms and conditions of this Agreement, to consummate and make effective the transactions contemplated by this Agreement and to refrain from taking any actions that are contrary to, inconsistent with or against, or would frustrate the essential purposes of, the transactions contemplated by this Agreement.

        10.   Amendments.    This Agreement may be amended from time to time by a written instrument executed and delivered by the parties.

        11.   Remedies.    The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the parties will have the right to injunctive relief, in addition to all of its rights and remedies at law or in equity, to enforce the provisions of this Agreement. Nothing contained in this Agreement will be construed to confer upon any person who is not a signatory hereto or any successor or permitted assign of a signatory hereto any rights or benefits, as a third party beneficiary or otherwise.

        12.   Investor Substitution.    Investor shall have the right to substitute any of its Affiliates as a purchaser or holder of the Acquired Shares hereunder, by written notice to the Sellers, which notice shall be signed by both the Investor and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representation and warranties set forth in Section 7. Upon receipt of such notice, any reference to Investor in this Agreement (other than in this Section 12), shall be deemed to refer to such Affiliate in addition to or in lieu of the Investor (as applicable).

        13.   General Provisions.

        (a)   Notices.    Except as otherwise provided herein, any offer, acceptance, notice or communication required or permitted to be given pursuant to this Agreement shall be deemed to have been duly and sufficiently given for all purposes by a party if given by the party, or an officer, trustee, or other personal or legal representative of such party, or by any other person authorized to act for such party, if in writing and delivered personally to the party or to an officer, trustee or other personal or legal representative of the party, or any other person authorized to act for such party to whom such notice shall be directed, or sent by overnight delivery service, or certified or registered mail, postage and registration prepaid, return receipt requested, or by facsimile to such party's home or business address as reflected on the signature pages hereto or other address as such party may designate to each of the other parties hereto by a notice complying with the requirements of this Section 13(a). Any such notice shall be deemed to have been given on the date on which the same was delivered in the case of personal delivery, post-marked in the case of certified or registered mail or overnight delivery service, or dated in the case of a facsimile.

        (b)   Assignments and Transfers.    Other than as contemplated in Section 12, the parties hereto shall have no right to assign or transfer this Agreement or any of their respective rights hereunder (including, without limitation, the Put Option).

        (c)   Binding Effect.    This Agreement shall be binding upon and inure to the benefit of the successors, assigns, personal representative, estates, heirs and legatees of the parties hereto.

        (d)   Miscellaneous.    This Agreement sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts which together shall constitute one instrument and shall be governed by and construed in accordance with the domestic substantive laws of the State of New York, without regard to principles of conflicts of laws. Delivery of an executed signature page by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, this Agreement has been executed as of the date first set forth above.

Jerry Silva
Steven Silva
JERRY SILVA, AS LIFE TENANT, AND STEVEN SILVA, AS REMAINDERMAN
Jerry Silva, as Life Tenant
Steven Silva, as Remainderman
Address for Notices to the Sellers:
c/o Chem RX 750 Park Place Long Beach, NY 11561 Facsimile: 516-889-8322
with a copy to:
Troutman Sanders LLP The Chrysler Building 405 Lexington Avenue New York, New York 10174 Attn: Richard Ackerman, Esq. Facsimile: 212-704-6288
NSP HOLDINGS, LLC
By:	Name: Andrew R. Jones Title: Managing Member
Address for Notices:
274 Riverside Avenue Westport, CT 06880 Facsimile: (203) 227-3838

[Signature Page to Put Option Agreement]

EXHIBIT A
FORM OF ESCROW AGREEMENT

        THIS ESCROW AGREEMENT (as the same may be amended or modified from time to time pursuant hereto, this "Escrow Agreement") is made and entered into as of October 16, 2007, by and among Jerry Silva, an individual, Steven Silva an individual, and Jerry Silva as life tenant and Steven Silva as remainderman (collectively, (the "Depositors"), NSP Holdings, L.L.C., a Delaware limited liability company ("NSP Holdings", and together with the Depositor, sometimes referred to individually as a "Party" or collectively as the "Parties"), and JPMorgan Chase Bank, National Association (the "Escrow Agent").

        WHEREAS, the Parties have agreed to deposit in escrow certain funds and wish such deposit to be subject to the terms and conditions set forth herein.

        NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

        1.     Appointment.    The Parties hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

        2.     Fund.    The Depositors hereby deposit with the Escrow Agent the sum of $17,250,000 (the "Escrow Deposit") and the Escrow Agent hereby acknowledges receipt of the Escrow Deposit. The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, invest and reinvest the Escrow Deposit and the earnings and other proceeds thereof (the "Fund") as directed in Section 3, and shall not release any part of the Escrow Deposit except in accordance with Section 4 hereof, or the other express provisions of this Agreement.

        3.     Investment of Fund.    (a) During the term of this Escrow Agreement, the Fund shall be invested in a JPMorgan Chase Bank, N.A. money market deposit account ("MMDA") or a successor or similar investment offered by the Escrow Agent, unless otherwise instructed in writing by the Parties and as shall be acceptable to the Escrow Agent. The Escrow Agent will provide compensation on balances in the Fund at a rate determined by the Escrow Agent from time to time in accordance with its normal policies for customer deposits of that kind. Written investment instructions, if any, shall require the signature of all of the Parties hereto and shall specify the type and identity of the investments to be purchased and/or sold. The Escrow Agent is hereby authorized to execute purchases and sales of investments through the facilities of its own trading or capital markets operations or those of any affiliated entity. The Escrow Agent or any of its affiliates may receive compensation with respect to any investment directed hereunder including without limitation charging an agency fee in connection with each transaction. The Parties recognize and agree that the Escrow Agent will not provide supervision, recommendations or advice relating to either the investment of moneys held in the Fund or the purchase, sale, retention or other disposition of any investment described herein. The Escrow Agent shall not have any liability for any loss sustained as a result of any investment in an investment made pursuant to the terms of this Escrow Agreement or as a result of any liquidation of any investment prior to its maturity or for the failure of the Parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement.

          (b)   Receipt, investment and reinvestment of the Escrow Deposit shall be confirmed by Escrow Agent as soon as practicable by account statement, and any discrepancies in any such account statement shall be noted by Parties to Escrow Agent within thirty (30) calendar days after receipt thereof. Failure to inform Escrow Agent in writing of any discrepancies in any such account statement within said thirty (30) day period shall conclusively be deemed confirmation of such account statement in its entirety.

        4.     Disposition and Termination.

          (a)   The Depositors and NSP Holdings are parties to a Put Option Agreement dated October 16, 2007 (the "Put Option Agreement"), and the Escrow Deposit has been deposited by the Depositors with the Escrow Agent pursuant to the Put Option Agreement for the benefit of NSP Holdings in the event of a default by the Depositors in respect of their obligations under Section 3 or Section 4 (as applicable) under the Put Option Agreement. The provisions of the Put Option Agreement are hereby incorporated herein by reference, but only as the context of this Escrow Agreement may require. The Escrow Agent is not a party to the Put Option Agreement and shall, therefore, act only in accordance with the terms and conditions contained herein.

          (b)   If the Depositors breach any of their obligations to pay the purchase price pursuant to Section 3 of the Put Option Agreement or the optional cash settlement pursuant to Section 4 of the Put Option Agreement, as applicable, then NSP Holdings shall have the right to deliver an Escrow Demand as described in Section 4(c) hereof. NSP Holdings shall not deliver an Escrow Demand except in the circumstances described in the preceding sentence. NSP Holdings shall deliver to the Depositors any Escrow Demand that it delivers to the Escrow Agent not later than the date such Escrow Demand is delivered to the Escrow Agent.

          (c)   Upon receipt by the Escrow Agent of a written demand from NSP Holdings (an "Escrow Demand"), certifying:

      (i)
      that NSP Holdings duly exercised its Put Option (as defined in the Put Option Agreement);

      (ii)
      the Dollar amount that the Depositors were required to pay to NSP Holdings at the Put Closing (as defined in the Put Option Agreement) or, if applicable, the Dollar amount the Depositors were required to pay to NSP Holdings pursuant to an optional cash settlement pursuant to Section 4 of the Put Option Agreement;

      (iii)
      the Dollar amount that the Depositors actually paid to NSP Holdings at the Put Closing or, if applicable, pursuant to an optional cash settlement pursuant to Section 4 of the Put Option Agreement;

      (iv)
      the Dollar amount the Depositors failed to pay in breach of its obligations under Section 3 or Section 4 of the Put Option Agreement the "Breach Amount");

      (v)
      that, in accordance with the Put Option Agreement, NSP Holdings is entitled to the Breach Amount;

    and demanding that the Escrow Agent release to NSP Holdings an amount equal to the Breach Amount from the Fund, the Escrow Agent shall promptly pay to NSP Holdings from the Fund an amount equal to the Breach Amount.

          (e)   If the Escrow Agent has not received an Escrow Demand by March 31, 2009, then the Escrow Agent shall promptly pay the Fund to the Depositors.

          (f)    The Depositors shall have the right to substitute a letter of credit in the amount of $17,250,000, in form and substance, and issued by a bank that is reasonably satisfactory to NSP Holdings, for the Fund hereunder and NSP Holdings shall cooperate (at no cost to NSP Holdings) with the Depositors to permit the use of such letter of credit in lieu of the escrow arrangement established hereby, and to permit the Depositors to use the Fund to secure such letter of credit. The Parties contemplate that such letter of credit would permit NSP Holdings to draw an amount under the letter of credit using a sight draft and with dispute procedures similar to those set forth in this Section 4.

          (g)   Upon delivery of the Fund by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Sections 7 and 8.

        5.     Escrow Agent.    (a) The Escrow Agent shall have only those duties as are specifically and expressly provided herein, which shall be deemed purely ministerial in nature, and no other duties shall be implied. The Escrow Agent shall neither be responsible for, nor chargeable with, knowledge of, nor have any requirements to comply with, the terms and conditions of any other agreement, instrument or document between the Parties, in connection herewith, if any, including without limitation the Put Option Agreement, nor shall the Escrow Agent be required to determine if any person or entity has complied with any such agreements, nor shall any additional obligations of the Escrow Agent be inferred from the terms of such agreements, even though reference thereto may be made in this Escrow Agreement. In the event of any conflict between the terms and provisions of this Escrow Agreement, those of the Put Option Agreement, any schedule or exhibit attached to the Escrow Agreement, or any other agreement among the Parties, the terms and conditions of this Escrow Agreement shall control. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, document, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper Party or Parties without inquiry and without requiring substantiating evidence of any kind. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document, notice, instruction or request. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Fund, including, without limitation, the Escrow Deposit nor shall the Escrow Agent have any duty or obligation to confirm or verify the accuracy or correctness of any amounts deposited with it hereunder. The Escrow Agent shall have no duty or obligation to make any calculations of any kind hereunder.

          (b)   The Escrow Agent shall not be liable for any action taken, suffered or omitted to be taken by it except to the extent that a final adjudication of a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to either Party. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys, and shall be liable only for its gross negligence or willful misconduct (as finally adjudicated in a court of competent jurisdiction) in the selection of any such agent or attorney. The Escrow Agent may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with, or in reliance upon, the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain or believe there is some ambiguity as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be given a direction in writing by the Parties which eliminates such ambiguity or uncertainty to the satisfaction of Escrow Agent or by a final and non-appealable order or judgment of a court of competent jurisdiction. To the extent practicable, the Parties agree to pursue any redress or recourse in connection with any dispute without making the Escrow Agent a party to the same. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, incidental, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

        6.     Succession.    (a) The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving thirty (30) days advance notice in writing of such resignation to the Parties specifying a date when such resignation shall take effect. If the Parties have failed to appoint a successor escrow agent prior to the expiration of thirty (30) days following receipt of the notice of resignation, the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief, and any such resulting appointment shall be binding upon all of the parties hereto. Escrow Agent's sole responsibility after such thirty (30) day notice period expires shall be to hold the Fund (without any obligation to reinvest the same) and to deliver the same to a designated substitute escrow agent, if any, or in accordance with the directions of a final order or judgment of a court of competent jurisdiction, at which time of delivery Escrow Agent's obligations hereunder shall cease and terminate, subject to the provisions of Sections 7 and 8 hereunder. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe will be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement.

          (b)   Any entity into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any entity to which all or substantially all the escrow business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.

        7.     Compensation and Reimbursement.    The Depositors shall (a) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 2 attached hereto, and (b) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including, without limitation reasonable attorney's fees and expenses, incurred or made by it in connection with the preparation, negotiation, execution, performance, delivery, modification and termination of this Escrow Agreement. The Parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in, the Fund for the payment of any claim for compensation, expenses and amounts due hereunder. In furtherance of the foregoing, the Escrow Agent is expressly authorized and directed, but shall not be obligated, to charge against and withdraw from the Fund for its own account any amounts due to the Escrow Agent under this Section 7. The obligations contained in this Section 7 shall survive the termination of this Escrow Agreement and the resignation, replacement or removal of the Escrow Agent. The Depositors shall be responsible for all of the fees and expenses that are due and payable to the Escrow Agent hereunder. To the extent that the Escrow Agent shall charge against or withdraw from the Fund for its own account pursuant to any provision of this Agreement (including, without limitation, pursuant to Section 6, this Section 7 or Section 8 hereof) and the Fund shall be less than the Escrow Deposit (the "Deficiency"), the Depositors shall, jointly and severally, be obligated to promptly, but in no event later than three (3) Business Days after such charge or withdrawal, deposit an amount in cash equal to the Deficiency so that the Fund shall be at least equal to the amount of the Escrow Deposit.

        8.     Indemnity.    The Parties shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its affiliates and their respective successors, assigns, directors, officers, managers, attorneys, accountants, experts, agents and employees (the "indemnitees") from and against any and all losses, damages, claims, liabilities, penalties, judgments, settlements, actions, suits, proceedings, litigation, investigations, costs or expenses (including, without limitation, the fees and expenses of in house or outside counsel and experts and their staffs and all expense of document location, duplication and shipment) (collectively "Losses") arising out of or in connection with (a) the Escrow Agent's execution and performance of this Escrow Agreement, tax reporting or withholding, the enforcement of any rights or remedies under or in connection with this Escrow Agreement, or as may arise by reason of any act, omission or error of the indemnitee, except in the case of any indemnitee to the extent that such Losses are finally adjudicated by a court of competent jurisdiction to have been primarily caused by the gross negligence or willful misconduct of such indemnitee, or (b) its following any instructions or other directions, whether joint or singular, from the Parties, except to the extent that its following any such instruction or direction is expressly forbidden by or in violation of the terms hereof. The Parties hereto acknowledge that the foregoing indemnities shall survive the resignation, replacement or removal of the Escrow Agent or the termination of this Escrow Agreement. The Parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in, the Fund for the payment of any claim for indemnification, expenses and amounts due hereunder. In furtherance of the foregoing, the Escrow Agent is expressly authorized and directed, but shall not be obligated, to charge against and withdraw from the Fund for its own account or for the account of an indemnitee any amounts due to the Escrow Agent or to an indemnitee under this Section 8. The obligations contained in this Section 8 shall survive the termination of this Escrow Agreement and the resignation, replacement or removal of the Escrow Agent.

        9.     Patriot Act Disclosure/Taxpayer Identification Numbers/Tax Reporting.

          (a)   Patriot Act Disclosure. Section 326 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act") requires the Escrow Agent to implement reasonable procedures to verify the identity of any person that opens a new account with it. Accordingly, the Parties acknowledge that Section 326 of the USA PATRIOT Act and the Escrow Agent's identity verification procedures require the Escrow Agent to obtain information which may be used to confirm the Parties' identity including without limitation name, address and organizational documents ("identifying information"). The Parties agree to provide the Escrow Agent with and consent to the Escrow Agent obtaining from third parties any such identifying information required as a condition of opening an account with or using any service provided by the Escrow Agent.

          (b)   Taxpayer Identification Numbers ("TIN")

          The Parties have provided the Escrow Agent with their respective fully executed Internal Revenue Service ("IRS") Form W-8, or W-9 and/or other required documentation. The Parties each represent that its correct TIN assigned by the IRS, or any other taxing authority, is set forth in the delivered forms, as well as in the Substitute IRS Form W-9 set forth on the signature page of this Agreement.

          (c)   Tax Reporting

          All interest or other income earned under the Escrow Agreement shall be allocated to the Depositors and reported, as and to the extent required by law, by the Escrow Agent to the IRS, or any other taxing authority, on IRS Form 1099 or 1042S (or other appropriate form) as income earned from the Escrow Deposit by the Depositors whether or not said income has been distributed during such year. On or before March 31, 2008, the Escrow Agent shall distribute to Jerry Silva, on behalf of the Depositors, all of the cash interest generated by the Fund through December 31, 2007. Any other tax returns required to be filed will be prepared and filed by the Depositors and NSP Holdings, as applicable, with the IRS and any other taxing authority as required by law. The Parties acknowledge and agree that Escrow Agent shall have no responsibility for the preparation and/or filing of any income, franchise or any other tax return with respect to the Fund or any income earned by the Escrow Deposit. The Parties further acknowledge and agree that any taxes payable from the income earned on the investment of any sums held in the Escrow Deposit shall be paid by the Depositors. In the absence of written direction from the Parties, all proceeds of the Fund shall be retained in the Fund and reinvested from time to time by the Escrow Agent as provided in this Agreement. Escrow Agent shall withhold any taxes it deems appropriate, including but not limited to required withholding in the absence of proper tax documentation, and shall remit such taxes to the appropriate authorities.

        10.   Notices and Funds Transfer Information.    All communications hereunder shall be in writing and shall be deemed to be duly given and received:

          (a)   upon delivery, if delivered personally, or upon confirmed transmittal, if by facsimile, if received prior to 5:00 p.m.;

          (b)   on the next Business Day (as hereinafter defined) if sent by overnight courier; or

          (c)   four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth below or at such other address as any party hereto may have furnished to the other parties in writing by registered mail, return receipt requested.

        Fund transfers made to either the Depositors or NSP Holdings pursuant to this Agreement will be made in accordance with the banking account information shown below:

If to the Depositors:	750 Park Place Long Beach, NY 11561 Attention: Jerry Silva Tel No.: (516) 889 - 8770 Fax No.: (516) 889 - 8322
With a copy to:	Troutman Sanders 405 Lexington Avenue New York, NY 10174 Attention: Richard Ackerman Tel No: (212) 704 - 6000 Fax No: (212) 704 - 6288
Bank account information	Account name: Account number: Bank name: ABA number:
If to NS Advisors:	274 Riverside Avenue Westport, CT 06880 Attention: Andrew R. Jones Tel No.: (203) 227 - 9898 Fax No.: (203) 227 - 3838
Bank account information	Account name: Account number: Bank name: ABA number:
If to the Escrow Agents:	JPMorgan Chase Bank, N.A. Escrow Services 4 New York Plaza, 21st Floor New York, NY 10004 Attention: James M. Foley Fax No.: (212) 623-6168

Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (a), (b) and (c) of this Section 10, such communications shall be deemed to have been given on the date received by an officer of the Escrow Agent or any employee of the Escrow Agent who reports directly to any such officer at the above-referenced office. In the event that the Escrow Agent, in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth above is authorized or required by law or executive order to remain closed.

        11.   Security Procedures.    In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement, as indicated in Section 10 above), whether in writing, by facsimile or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on schedule 1 hereto ("Schedule 1"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. If the Escrow Agent is unable to contact any of the authorized representatives identified in Schedule 1, the Escrow Agent is hereby authorized to seek confirmation of such instructions by telephone call-back to any one or more of the Parties' executive officers ("Executive Officers"), as the case may be, which shall include the titles of President or Vice President, as the Escrow Agent may select. Such "Executive Officer" shall deliver to the Escrow Agent a fully executed incumbency certificate, and the Escrow Agent may rely upon the confirmation of anyone purporting to be any such officer. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by a party to identify (a) the beneficiary, (b) the beneficiary's bank, or (c) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even when its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The Parties acknowledge that these security procedures are commercially reasonable.

        12.   Compliance with Court Orders.    In the event that any escrow property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the property deposited under this Escrow Agreement, the Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all writs, orders or decrees so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and in the event that the Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the Parties hereto or to any other person, entity, firm or corporation, by reason of such compliance notwithstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

        13.   Miscellaneous.    The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by the Escrow Agent and the Parties. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by the Escrow Agent or any Party, except as provided in Section 6, without the prior consent of the Escrow Agent and the Parties. This Escrow Agreement shall be governed by and construed under the laws of the State of New York. Each Party irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The Parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement. No party to this Escrow Agreement is liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, war, terrorism, floods, strikes, electrical outages, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. All signatures of the parties to this Escrow Agreement may be transmitted by facsimile, and such facsimile will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces, and will be binding upon such party. If any provision of this Escrow Agreement is determined by a court of competent jurisdiction to be prohibited or unenforceable by reason of any applicable law of a jurisdiction, then such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in such jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction. The Parties represent, warrant and covenant that each document, notice, instruction or request provided by such Party to Escrow Agent shall comply with applicable laws and regulations. Where, however, the conflicting provisions of any such applicable law may be waived, they are hereby irrevocably waived by the parties hereto to the fullest extent permitted by law, to the end that this Escrow Agreement shall be enforced as written. Except as expressly provided in Section 8 above, nothing in this Escrow Agreement, whether express or implied, shall be construed to give to any person or entity other than the Escrow Agent and the Parties any legal or equitable right, remedy, interest or claim under or in respect of this Escrow Agreement or any funds escrowed hereunder.

        IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth above.

Tax Certification: Taxpayer Identification Number (TIN):	Date:

Name & Address:

Customer is a (check one):

  Corporation

  Partnership

  Individual/sole proprietor

  Trust

  Other:

Taxpayer is (check if applicable):

  Exempt from backup withholding

Under the penalties of perjury, the undersigned certifies that:

(1)
the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it);

(2)
it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding; and

(3)
the entity is a U.S. person (including a U.S. resident alien).

(If the entity is subject to backup withholding, cross out the words after the (2) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature:

Printed Name: Jerry Silva

Tax Certification: Taxpayer Identification Number (TIN):	Date:

Name & Address:

Customer is a (check one):

  Corporation

  Partnership

  Individual/sole proprietor

  Trust

  Other:

Taxpayer is (check if applicable):

  Exempt from backup withholding

Under the penalties of perjury, the undersigned certifies that:

(1)
the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it);

(2)
it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding; and

(3)
the entity is a U.S. person (including a U.S. resident alien).

(If the entity is subject to backup withholding, cross out the words after the (2) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature:

Printed Name: Steven Silva

Tax Certification: Taxpayer Identification Number (TIN):	Date:

Name & Address:

Customer is a (check one):

  Corporation

  Partnership

  Individual/sole proprietor

  Trust

  Other:

Taxpayer is (check if applicable):

  Exempt from backup withholding

Under the penalties of perjury, the undersigned certifies that:

(1)
the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it);

(2)
it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding; and

(3)
the entity is a U.S. person (including a U.S. resident alien).

(If the entity is subject to backup withholding, cross out the words after the (2) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

JERRY SILVA, AS LIFE TENANT, AND STEVEN SILVA, AS REMAINDERMAN

Signature:

Printed Name: Jerry Silva, as Life Tenant

Signature:

Printed Name: Steven Silva, as Remainderman

Tax Certification: Taxpayer Identification Number (TIN):		03-0439233	Date:

Name & Address:	NS Advisors, LLC 274 Riverside Avenue Westport, CT 06880

Customer is a (check one):

  Corporation

  Partnership

  Individual/sole proprietor

  Trust                         X   Other:    LLC

Taxpayer is (check if applicable):

 X     Exempt from backup withholding

Under the penalties of perjury, the undersigned certifies that:

(1)
the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it);

(2)
it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding; and

(3)
the entity is a U.S. person (including a U.S. resident alien).

(If the entity is subject to backup withholding, cross out the words after the (2) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

NSP HOLDINGS, LLC

Signature:

Printed Name: Andrew R. Jones, Managing Member

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

as Escrow Agent

By:

SCHEDULE 1

Telephone Number(s) and authorized signature(s) for
Person(s) Designated to give Funds Transfer Instructions

If to any of the Depositors:

	Name	Telephone Number	Signature
1.	Jerry Silva	(516) 889-8770 x101

2.	Steven Silva	(516) 889-8770 x102

3.

If to NSP Holdings:

	Name	Telephone Number	Signature
1.	Andrew R. Jones	(203) 227 - 9898

2.

3.

Telephone Number(s) for Call-Backs and
Person(s) Designated to Confirm Funds Transfer Instructions

If to any of the Depositors:

	Name	Telephone Number
1.	Jerry Silva	(516) 889-8770 x101
2.	Steven Silva	(516) 889-8770 x102
3.

If to NSP Holdings:

	Name	Telephone Number
1.	Andrew R. Jones	(203) 227 - 9898
2.

3.

Telephone call backs shall be made to both Parties if joint instructions are required pursuant to the agreement. All funds transfer instructions must include the signature of the person(s) authorizing said funds transfer and must not be the same person confirming said transfer.

SCHEDULE 2

Escrow Agent's Compensation:

        The escrow agent fees are $3,500 annually. The fees are paid each year in advance, with the first year's payment made upon execution of this agreement. Upon termination of this agreement prior to any anniversary hereof, the fee for that year will not be pro-rated.

[Signature Page to Put Option Agreement]

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SELLERS (AS DEFINED BELOW) THAT SUCH REGISTRATION IS NOT REQUIRED.

    PUT OPTION AGREEMENT, dated as of October 16, 2007 (this "Agreement"), by and between Jerry Silva, an individual, Steven Silva, an individual, and Jerry Silva, as life tenant, and Steven Silva, as remainderman (collectively, and jointly and severally, the "Sellers") and HUDSON BAY FUND, LP, a Delaware limited partnership, and HUDSON BAY OVERSEAS FUND, LTD., a Cayman Island company (collectively, and together with any designated affiliate as provided in Section 12 below, the "Investor").

        Paramount Acquisition Corp., a Delaware corporation ("Paramount"), the Sellers, and the other stockholders of B.J.K. Inc. d/b/a Chem Rx ("Chem Rx") are parties to a Stock Purchase Agreement, dated as of June 1, 2007 (as may be amended from time to time, the "Stock Purchase Agreement"), pursuant to which Paramount will acquire all of the issued and outstanding shares of capital stock of Chem Rx from the Sellers and the other stockholders of Chem Rx on the terms and subject to the conditions set forth therein (the "Transaction"). The consummation of the Transaction is subject to, among other things, (1) the approval of the proposal approving the Transaction (the "Transaction Proposal") set forth in Paramount's definitive proxy statement dated October 2, 2007 by the affirmative vote of a majority of the shares of Paramount's common stock issued in its initial public offering (the "IPO") voting on such proposal at the special meeting of the stockholders of Paramount (including any postponement or adjournment thereof, the "Special Meeting"); and (2) less than 20% of the shares of Paramount's common stock issued in the IPO voting against the Transaction Proposal and electing a cash conversion of their shares.

        The Investor intends to acquire shares of Paramount's common stock, par value $.0001 per share (the "Common Stock") in either open-market purchases or by means of individually negotiated transactions and the Sellers wish to enter into this Agreement to provide the Investor with the option to require the Sellers to purchase such shares of Common Stock from the Investor on the terms and conditions set forth in this Agreement.

        NOW, THEREFORE, in consideration of $100.00 duly paid by or on behalf of Investor to the Sellers and in consideration of other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

        1.     Definitions.    For purposes of this Agreement, the following defined terms shall have the following meanings:

        "Acquired Shares" means the number of shares of Common Stock that the Investor (i) acquires in either open-market purchases or by means of individually negotiated transactions on or following the time that is at least twenty-four hours after the filing by Paramount of a Current Report or Form 8-K disclosing this Agreement and prior to the time that the Special Meeting (or, if later, any adjournment or postponement thereof) is called to order; and (ii) beneficially owns as the close of business on the date of the Special Meeting. For the avoidance of doubt, (A) "Acquired Shares" shall not include any shares of Common Stock that were acquired by the Investor prior to the beginning of such period, and (B) any Acquired Shares that are subsequently Transferred by the Investor prior to the Exercise Date shall cease to be Acquired Shares. For purposes hereof, any Common Stock Transferred by the Investor shall be deemed to have been made out of non-Acquired Shares until all non-Acquired Shares have been Transferred, and then out of Acquired Shares.

        "Affiliate" means, with respect to any Person, a Person who is an "affiliate" of such first Person within the meaning of Rule 405 under the Securities Act.

        "Business Day" means any trading day on the exchange or quotation system on which the Common Stock is listed for trading or quotation other than any day on which such exchange or quotation system is scheduled to close prior to its regular weekday closing time.

        "Commencement Date" means the first Business Day following the date that is 270 days from the closing date of the Transaction.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Expiration Date" means the first anniversary of the closing date of the Transaction, or if such day is not a Business Day, the first Business Day following such day.

        "Economic Hedge" means any hedging or similar transaction, including a short sale, designed to transfer the economic risk of some or all of an investment in the Common Stock away from the Investor.

        "Lien" means any lien, pledge, claim, charge, mortgage, security interest or other encumbrance of any kind, whether arising by contract or by operation of law.

        "Person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, charitable or not-for-profit institution or organization or other entity or any governmental entity.

        "Put Price" means the aggregate amount payable by the Sellers pursuant to the exercise of the Put Option, calculated as the product of the Strike Price multiplied by the number of Put Shares, subject to adjustment as set forth in Section 2(e) hereof.

        "Securities" means the Acquired Shares and the Put Option.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Settlement Price" means the average per-share price at which the Investor sells the Put Shares subject to the optional cash settlement provisions pursuant to Section 4 hereof (if the Sellers have exercised such optional cash settlement).

        "Strike Price" means a price per share equal to the lesser of (i) $6.00 and (ii) the aggregate purchase price paid by the Investor for the Acquired Shares (inclusive of all reasonable fees and documented brokers' fees, commissions or similar transaction costs) divided by the total number of Acquired Shares.

        "Transfer" shall have the meaning given to such term in Section 8(b) hereof.

        2.     Put Option.

        (a)   Grant of Put Option.    Subject to the terms and conditions of this Agreement, the Sellers hereby jointly and severally grant to the Investor the right but not the obligation, at any time, and from time to time, during the Exercise Period (as defined below) (the "Put Option") to require the Sellers to purchase from the Investor any or all of the Acquired Shares owned by the Investor on any applicable Exercise Date (the "Put Shares") at a price per Put Share equal to the Strike Price; provided that the number of Put Shares shall not exceed 1,439,999.

        (b)   Full Exercise; Time Of Exercise.    The Put Option may be exercised, in whole or in part, for any or all of the Put Shares owned by the Investor on the Exercise Date. The Put Option may only be exercised on a Business Day from and including the Commencement Date through and including 4 p.m. New York time on the Expiration Date (such period, the "Exercise Period").

        (c)   Procedure for Exercise.    Investor must give irrevocable notice (which shall be written notice given by overnight, delivery service, facsimile or by personal delivery in accordance with Section 13(a) hereof) during the Exercise Period to Sellers of its exercise of the Put Option and the number of Put Shares. If notice is given after 4 p.m. New York time on any day, other than the last day of the Exercise Period, then such notice shall be deemed given on the next Business Day during the Exercise Period. The date such notice is given, or deemed given, is referred to as an "Exercise Date."

        (d)   Conditions.    This Agreement and the Put Option shall automatically terminate and become null and void if (i) the Investor does not utilize its reasonable best efforts to acquire at least 1,000,000 Acquired Shares for a price not to exceed $6 per share on or prior to the close of business on the first Business Day prior to the Special Meeting, (ii) Paramount does not receive the requisite stockholder approval at the Special Meeting (or any adjournment thereof) to consummate the Transaction, (iii) Paramount does not consummate the Transaction, (iv) Investor does not fulfill in all material respects its obligations set forth in Section 8 below or (v) Investor breaches in any material respect the representations and warranties contained in Section 7 below.

        (e)   Adjustment of Put and Strike Price.    In the event of changes in the outstanding Common Stock of Paramount by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, mergers, recapitalizations or other similar events, the Put Price and the Strike Price shall be correspondingly adjusted to give the Investor, upon exercise of the Put Shares, the same aggregate payment as the Investor would have been entitled to had the Put Option been exercise immediately prior to such event. This Agreement need not be changed or amended because of any adjustment in the number, class, and kind of the Common Stock.

        (f)    Other Purchase Option Agreements.    If prior to the date of the Special Meeting, Sellers enter into with any other person a purchase option, put option or other agreement that is substantially similar to this Agreement, and that includes material economic terms that are more favorable to that person than those set forth in Section 2 hereof, Sellers shall within one business day after entering into such agreement disclose the terms of such agreement to Investor, and shall promptly deliver to Investor an executed amendment to this Agreement, reasonably satisfactory to Investor in form and substance, incorporating such material economic terms herein.

        (g)   For the avoidance of doubt, and assuming by way of example only that the Strike Price is $5.75 and the Settlement Price is $4.75, the parties agree that (i) the maximum aggregate purchase price the Sellers could be required to pay for the purchase of all of the Put Shares at a Put Closing pursuant to Section 3 hereunder is $8,279,994.25 (i.e., $5.75 times the maximum number of Put Shares of 1,439,999); and (ii) the maximum aggregate payment the Sellers could be required to pay in the event the Sellers elect to pay the optional cash settlement pursuant to Section 4 hereunder is $1,439,999 (i.e., the excess of $5.75 over $4.75 (or $1.00) times the maximum number of Put Shares of 1,439,999).

        (h)   Anything to the contrary notwithstanding, if and to the extent the Sellers are in breach of their obligations to pay the purchase price under Section 3 hereof or (as applicable) the optional cash settlement payment under Section 4 hereof, the Investor shall be entitled to sell Acquired Shares in market transactions (or, if no trading market exists, in privately negotiated transactions) during such period of breach and the Sellers shall be required to pay to the Investor the amount, if any, by which the Strike Price exceeds the Settlement Price with respect to such shares. The Sellers shall not be entitled to any payment or credit in the event that the sale price exceeds the Strike Price.

        3.     Settlement.    The closing of the sale and purchase of the Put Shares following the exercise of the Put Option shall take place no later than the second Business Day following the Exercise Date (the "Put Closing"). At the closing of such transaction and upon payment of the Put Price, the Investor shall, subject to Section 4 hereof, (x) if Paramount's transfer agent, if any, is participating in the

Depository Trust Company's ("DTC") Fast Automated Securities Transfer Program, credit the aggregate number of Put Shares to the Sellers' or their designee's balance accounts with DTC, if any, through its Deposit/Withdrawal at Custodian system or (y) if Paramount's transfer agent is not participating in the DTC Fast Automated Securities Transfer Program or if the foregoing is not applicable, deliver to the Sellers or to one or more assignees or substitute purchasers designated by the Sellers, at the principal office of Paramount, certificates representing all the Put Shares free and clear of all Liens, which certificates shall have affixed thereto stock powers in the appropriate form for transfer. The Put Price for the Put Shares shall be payable to the Investor in cash in U.S. dollars by delivery to the Investor of the amount thereof by wire transfer of immediately available funds to an account or accounts, designated in writing by the Investor prior to the Put Closing.

        4.     Optional Cash Settlement.    Provided that the Common Stock is traded on the Nasdaq Capital Market, the Nasdaq Global Market, or any registered national stock exchange, then at the option of the Sellers (which option may be exercised by the Sellers by written notice to the Investor at any time prior to the Put Closing), in lieu of the Sellers paying the Put Price and accepting physical delivery of the Put Shares from the Investor, as contemplated in Section 3 hereof, at the Put Closing pursuant to Section 3 hereof, Sellers may in full satisfaction of their obligations under Section 3 hereof, pay to the Investor an amount in cash equal to the product of number of Put Shares multiplied by the greater of (i) the excess of the Strike Price over the Settlement Price and (ii) zero. If the Sellers exercise such option, the Investor may delay settlement for such period of time as may be necessary to sell the Put Shares and establish the Settlement Price.

        5.     Representations and Covenants of Sellers.    Sellers hereby jointly represent, warrant and covenant to the Investor, as follows:

        (a)   Power; Due Authorization; Binding Agreement.    Sellers have full legal capacity, power and authority to execute and deliver this Agreement, to perform their obligations hereunder, and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Sellers and constitutes a valid and binding agreement of Sellers, enforceable against Sellers in accordance with its terms, except that enforceability may be subject to the effect of (a) any applicable bankruptcy, reorganization, receivership, conservatorship, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors' rights generally and to general principles of equity and (b) any laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, regardless of whether considered in a proceeding in law or equity.

        (b)   No Conflicts.    The execution and delivery of this Agreement by Sellers does not, and the performance of the terms of this Agreement by Sellers will not, (a) require Sellers to obtain the consent or approval of, or make any filing with or notification to, any governmental or regulatory authority, domestic or foreign (other than the Securities and Exchange Commission (the "SEC")), (b) require the consent or approval of any other Person pursuant to any agreement, obligation or instrument binding on Sellers or their properties and assets, (c) conflict with or violate any organizational document or law, rule, regulation, order, judgment or decree applicable to Sellers or by which any property or asset of Sellers is bound, or (d) violate any other agreement to which the Sellers are a party, including, without limitation, any voting agreement, stockholders agreement, irrevocable proxy, voting trust, or the Stock Purchase Agreement.

        (c)   Other Purchase Option Agreements.    To the extent other investors are entering into arrangements similar to those contained in this Agreement, such other investors are executing agreements identical to this Agreement (other than references to the amounts of investments to be made by the other investors and the corresponding put rights, and the names, addresses and contact information of the other investors).

        6.     Certain Additional Covenants of Sellers.

        (a)   Security.    As security for Sellers' obligations to Investor under Sections 3 and 4 hereof, on or prior to the date of the closing of the Transaction, the Sellers shall establish, and, for so long as the Investor holds any Acquired Shares, the Sellers shall maintain, with JPMorgan Chase Bank, National Association or such other financial institution as is reasonably acceptable to the Investor, an escrow account funded with cash in an amount no less than the then-applicable Put Price (the "Escrow"). On or prior to the date hereof, Sellers have executed an irrevocable instruction directing Paramount to pay, out of the purchase price payable to the Sellers upon the consummation of the Transaction, $8,279,994.25 to such escrow account, or, if less, such amount as shall be equal to the product of $6.00 times the number of Acquired Shares. The Escrow shall be administered in accordance with an escrow agreement among the Investor, the Sellers and the Escrow Agent, substantially in the form of Exhibit A hereto. Notwithstanding the foregoing, the Sellers shall be entitled at any time prior to the Expiration Date to replace all or any portion of the funds held in the Escrow with a letter of credit, drawn on Bank of America, or such other financial institution as is reasonably acceptable to the Investor, with a face amount no less than the then-applicable Put Price and in form and substance reasonably satisfactory to the Investor.

        (b)   Further Assurances.    Subject to the terms and conditions set forth in this Agreement Sellers will use their best efforts, as promptly as is practicable, to take or cause to be taken all actions, and to do or cause to be done all other things, as are necessary, proper or advisable and consistent with the terms and conditions of this Agreement, to consummate and make effective the transactions contemplated by this Agreement and to refrain from taking any actions that are contrary to, inconsistent with or against, or would frustrate the essential purposes of, the transactions contemplated by this Agreement.

        (c)   Disclosure.    Sellers will advise Paramount of the material terms and conditions of this Agreement (and any similar agreements entered into with any other Person) within one business day after the execution of this Agreement such that Paramount can publicly disclose the terms hereof (if Paramount determines that such disclosure is appropriate) on one or more Current Reports on From 8-K; provided, however that Sellers shall request that the identity of Investor, its affiliates, and/or their principals, officers, directors, shareholders, agents, attorneys, consultants, and the like not be disclosed (unless Paramount determines that such disclosure is required).

        7.     Representations and Warranties of Investor.    Investor hereby represents and warrants to the Sellers as follows.

        (a)   Organization, Good Standing And Qualification.    Investor is duly organized and validly existing under the laws of the state or other jurisdiction of its organization. Investor has all requisite power and authority to execute and deliver this Agreement.

        (b)   Ownership of Securities.    As of the date of the Put Closing: (i) the Put Shares will be beneficially owned by the Investor and (ii) the Investor shall have voting power and dispositive power with respect to all of the Put Shares. On the date of the Put Closing, the Investor shall transfer valid title to all of the Put Shares to Sellers free from all Liens, and the Put Shares shall be freely transferable except for restrictions on transfer pursuant to state and/or federal securities laws.

        (c)   Authorization; Binding Obligations; Governmental Consents.    All actions on the part of Investor, its officers, directors and equity owners necessary for the authorization of this Agreement and the performance of all obligations of Investor hereunder have been taken prior to the date hereof. This Agreement is a valid and binding obligation of Investor, enforceable in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights generally; and (ii) general principles of equity that restrict the availability of equitable remedies. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of Investor is required in connection with the consummation of the transactions contemplated by this Agreement (other than Form 3 and/or Form 4 filings or other SEC filings).

        (d)   Investment Purpose.    The Investor is acquiring the Put Option and will acquire the Acquired Shares for its own account and not with a view toward the public sale or distribution thereof and has no intention of selling or distributing any of such Securities or any arrangement or understanding with any other Person regarding the sale or distribution of such Securities except in accordance with the provisions of the terms of this Agreement. The Investor understands that the Put Option has not been and is not being registered under the Securities Act or any applicable state securities laws and may not be sold, pledged, transferred or otherwise disposed of except to Affiliates of the Investor as permitted hereby. The Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any Securities except in accordance with the provisions of this Agreement and pursuant to and in accordance with the Securities Act.

        (e)   Accredited Investor.    The Investor is an "accredited investor" as defined in Rule 501(a)(1), (2), (3), (7) or (8) promulgated under the Securities Act.

        (f)    No Economic Hedges.    Between Wednesday, October 10, 2007 and the date hereof, the Investor has not engaged, directly or indirectly, in any Economic Hedge with respect to the Common Stock.

        8.     Conditions to exerciseability of the Put Option.    Investor agrees that the following shall be conditions to its ability to exercise the Put Option granted hereunder:

        (a)   At the Special Meeting or any meeting of the stockholders of Paramount, however called, or any postponement or adjournment thereof, or in connection with any solicitation of votes of the stockholders of Paramount by written consent, Investor shall have been present (in person or by proxy) and voted (or cause to be voted), or shall have executed a written consent in respect of, all of the shares of Common Stock owned by it as of the date of such meeting that were entitled to be voted by the Investor at such meeting or in connection with such solicitation in favor of (i) the approval or re-approval of the Transaction and the Stock Purchase Agreement, (ii) any other proposals where approval of such proposal was a condition to the consummation of the Transaction, and (iii) if recommended by the Board of Directors of Paramount, to amend Paramount's certificate of incorporation to extend for a period of not more than 90 days the period of time in which Paramount is required to consummate a business combination beyond October 27, 2007, and against any action or agreement that would have prevented or materially delayed the consummation of the Transaction or any other transactions contemplated by this Agreement or the Stock Purchase Agreement, or that would have been contrary to or inconsistent with, or result in a breach by the Sellers of, or would have frustrated the essential purposes of this Agreement or the Stock Purchase Agreement. The Investor shall have used its reasonable best efforts, and the Sellers shall have requested that Paramount use its reasonable best efforts, to obtain due authorization from any Person from whom the Investor acquired the Acquired Shares (the "Record Date Seller") for the Investor to vote such shares at the Special Meeting, or, in the alternative, shall have obtained a proxy card or other evidence from the Record Date Seller that the shares owned by the Record Date Seller have been voted in favor of the Transaction Proposal and the Stock Purchase Agreement and all other proposals submitted by Paramount for vote of its stockholders relating to the Transaction, and the Investor shall not have consented to the revocation or rescission of such authorization, proxies or votes by the Record Date Seller.

        (b)   Prior to the date that is 45 days following the date of this Agreement, Investor shall not, directly or indirectly, have sold, transferred, pledged, assigned or otherwise disposed, including by means of an Economic Hedge (a "Transfer"), of any of the Acquired Shares; provided that neither a "Transfer" nor an "Economic Hedge" shall be deemed to include pledges of the Acquired Shares to its prime brokers to secure its obligations under prime brokerage agreements or rehypothecations of Acquired Shares permitted under the terms of such prime brokerage agreements or an investor substitution as described in Section 12 herein; provided that nothing shall prohibit the Investor's prime broker from lending such pledged or rehypothecated Acquired Shares to third parties; and provided further that, anything to the contrary notwithstanding, no such pledges or rehypothecations shall encumber any of the Put Shares at the time of the Put Closing.

        (c)   Between the date hereof and the Expiration Date, the Investor shall not have engaged, directly or indirectly, in any Economic Hedge with respect to the Acquired Shares.

        9.     Certain Covenants of Investor.

        (a)   The Investor agrees that any acquisition of Securities will be made in accordance with the provisions of this Agreement.

        (b)   If requested by Sellers, the Investor will provide any information reasonably necessary to prepare and timely file a Schedule 13D disclosing this Agreement and any transaction effected hereunder and will provide signatures as needed to effect such a timely filing.

        (c)   The Investor shall give the Sellers written notice (which may be by email) of any Transfers of Acquired Shares within five (5) Business Days of such Transfer.

        (d)   Subject to the terms and conditions set forth in this Agreement, Investor will use its commercially reasonable efforts, as promptly as is practicable, to take or cause to be taken all actions, and to do or cause to be done all other things, as are necessary, proper or advisable and consistent with the terms and conditions of this Agreement, to consummate and make effective the transactions contemplated by this Agreement and to refrain from taking any actions that are contrary to, inconsistent with or against, or would frustrate the essential purposes of, the transactions contemplated by this Agreement.

        10.   Amendments.    This Agreement may be amended from time to time by a written instrument executed and delivered by the parties.

        11.   Remedies.    The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the parties will have the right to injunctive relief, in addition to all of its rights and remedies at law or in equity, to enforce the provisions of this Agreement. Nothing contained in this Agreement will be construed to confer upon any person who is not a signatory hereto or any successor or permitted assign of a signatory hereto any rights or benefits, as a third party beneficiary or otherwise.

        12.   Investor Substitution.    Investor shall have the right to substitute any of its Affiliates as a purchaser or holder of the Acquired Shares hereunder, by written notice to the Sellers, which notice shall be signed by both the Investor and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representation and warranties set forth in Section 7. Upon receipt of such notice, any reference to Investor in this Agreement (other than in this Section 12), shall be deemed to refer to such Affiliate in addition to or in lieu of the Investor (as applicable).

        13.   General Provisions.

        (a)   Notices.    Except as otherwise provided herein, any offer, acceptance, notice or communication required or permitted to be given pursuant to this Agreement shall be deemed to have been duly and sufficiently given for all purposes by a party if given by the party, or an officer, trustee, or other personal or legal representative of such party, or by any other person authorized to act for such party, if in writing and delivered personally to the party or to an officer, trustee or other personal or legal representative of the party, or any other person authorized to act for such party to whom such notice shall be directed, or sent by overnight delivery service, or certified or registered mail, postage and registration prepaid, return receipt requested, or by facsimile to such party's home or business address as reflected on the signature pages hereto or other address as such party may designate to each of the other parties hereto by a notice complying with the requirements of this Section 13(a). Any such notice shall be deemed to have been given on the date on which the same was delivered in the case of personal delivery, post-marked in the case of certified or registered mail or overnight delivery service, or dated in the case of a facsimile.

        (b)   Assignments and Transfers.    Other than as contemplated in Section 12, the parties hereto shall have no right to assign or transfer this Agreement or any of their respective rights hereunder (including, without limitation, the Put Option).

        (c)   Binding Effect.    This Agreement shall be binding upon and inure to the benefit of the successors, assigns, personal representative, estates, heirs and legatees of the parties hereto.

        (d)   Miscellaneous.    This Agreement sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts which together shall constitute one instrument and shall be governed by and construed in accordance with the domestic substantive laws of the State of New York, without regard to principles of conflicts of laws. Delivery o f an executed signature page by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, this Agreement has been executed as of the date first set forth above.

Jerry Silva	HUDSON BAY FUND, LP
Address for Notices:
By:

Steven Silva	Name:
Title:
JERRY SILVA, AS LIFE TENANT, AND STEVEN SILVA, AS REMAINDERMAN	Address for Notices:

Jerry Silva, as Life Tenant	120 Broadway, 40th Floor New York, New York 10271 Attention: Yoav Roth, May Lee Telephone: (212) 571-1244

Steven Silva, as Remainderman	with a copy to:
Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Telephone: (212) 756-2000 Attn: Eleazer N. Klein, Esq.

Address for Notices to the Sellers

HUDSON BAY OVERSEAS FUND, LTD.
c/o Chem RX	By:

750 Park Place Long Beach, NY 11561	Name: Title:
with a copy to:
Address for Notices:
Troutman Sanders LLP The Chrysler Building 405 Lexington Avenue New York, New York 10174 Attn: Richard Ackerman, Esq.	120 Broadway, 40th Floor New York, New York 10271 Attention: Yoav Roth, May Lee Telephone: (212) 571-1244
with a copy to:
Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Telephone: (212) 756-2000 Attention: Eleazer N. Klein, Esq.

[Signature Page to Put Option Agreement]

EXHIBIT A

FORM OF ESCROW AGREEMENT

        THIS ESCROW AGREEMENT (as the same may be amended or modified from time to time pursuant hereto, this "Escrow Agreement") is made and entered into as of October 16, 2007, by and among Jerry Silva, an individual, Steven Silva an individual, and Jerry Silva as life tenant and Steven Silva as remainderman (collectively, (the "Depositors"), HUDSON BAY FUND, LP, a Delaware limited partnership, and HUDSON BAY OVERSEAS FUND, LTD., a Cayman Island company (collectively, "Hudson Bay", and together with the Depositor, sometimes referred to individually as a "Party" or collectively as the "Parties"), and JPMorgan Chase Bank, National Association (the "Escrow Agent").

        WHEREAS, the Parties have agreed to deposit in escrow certain funds and wish such deposit to be subject to the terms and conditions set forth herein.

        NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

        1.    Appointment.    The Parties hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

        2.    Fund.    The Depositors hereby deposit with the Escrow Agent the sum of $8,279,994.25 (the "Escrow Deposit") and the Escrow Agent hereby acknowledges receipt of the Escrow Deposit. The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, invest and reinvest the Escrow Deposit and the earnings and other proceeds thereof (the "Fund") as directed in Section 3, and shall not release any part of the Escrow Deposit except in accordance with Section 4 hereof, or the other express provisions of this Agreement.

        3.    Investment of Fund.    (a) During the term of this Escrow Agreement, the Fund shall be invested in a JPMorgan Chase Bank, N.A. money market deposit account ("MMDA") or a successor or similar investment offered by the Escrow Agent, unless otherwise instructed in writing by the Parties and as shall be acceptable to the Escrow Agent. The Escrow Agent will provide compensation on balances in the Fund at a rate determined by the Escrow Agent from time to time in accordance with its normal policies for customer deposits of that kind. Written investment instructions, if any, shall require the signature of all of the Parties hereto and shall specify the type and identity of the investments to be purchased and/or sold. The Escrow Agent is hereby authorized to execute purchases and sales of investments through the facilities of its own trading or capital markets operations or those of any affiliated entity. The Escrow Agent or any of its affiliates may receive compensation with respect to any investment directed hereunder including without limitation charging an agency fee in connection with each transaction. The Parties recognize and agree that the Escrow Agent will not provide supervision, recommendations or advice relating to either the investment of moneys held in the Fund or the purchase, sale, retention or other disposition of any investment described herein. The Escrow Agent shall not have any liability for any loss sustained as a result of any investment in an investment made pursuant to the terms of this Escrow Agreement or as a result of any liquidation of any investment prior to its maturity or for the failure of the Parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement.

        (b)   Receipt, investment and reinvestment of the Escrow Deposit shall be confirmed by Escrow Agent as soon as practicable by account statement, and any discrepancies in any such account statement shall be noted by Parties to Escrow Agent within thirty (30) calendar days after receipt thereof. Failure to inform Escrow Agent in writing of any discrepancies in any such account statement within said thirty (30) day period shall conclusively be deemed confirmation of such account statement in its entirety.

        4.    Disposition and Termination.

        (a)   The Depositors and Hudson Bay are parties to a Put Option Agreement dated October 16, 2007 (the "Put Option Agreement"), and the Escrow Deposit has been deposited by the Depositors with the Escrow Agent pursuant to the Put Option Agreement for the benefit of Hudson Bay in the event of a default by the Depositors in respect of their obligations under Section 3 or Section 4 (as applicable) under the Put Option Agreement. The provisions of the Put Option Agreement are hereby incorporated herein by reference, but only as the context of this Escrow Agreement may require. The Escrow Agent is not a party to the Put Option Agreement and shall, therefore, act only in accordance with the terms and conditions contained herein.

        (b)   If the Depositors breach any of their obligations to pay the purchase price pursuant to Section 3 of the Put Option Agreement or the optional cash settlement pursuant to Section 4 of Hudson Bay the Put Option Agreement, as applicable, then Hudson Bay shall have the right to deliver an Escrow Demand as described in Section 4(c) hereof. Hudson Bay shall not deliver an Escrow Demand except in the circumstances described in the preceding sentence. Hudson Bay shall deliver to the Depositors any Escrow Demand that it delivers to the Escrow Agent not later than the date such Escrow Demand is delivered to the Escrow Agent.

        (c)   Upon receipt by the Escrow Agent of a written demand from Hudson Bay (an "Escrow Demand"), certifying:

          (i)    that Hudson Bay duly exercised its Put Option (as defined in the Put Option Agreement);

          (ii)   the Dollar amount that the Depositors were required to pay to Hudson Bay at the Put Closing (as defined in the Put Option Agreement) or, if applicable, the Dollar amount the Depositors were required to pay to Hudson Bay pursuant to an optional cash settlement pursuant to Section 4 of the Put Option Agreement;

          (iii)  the Dollar amount that the Depositors actually paid to Hudson Bay at the Put Closing or, if applicable, pursuant to an optional cash settlement pursuant to Section 4 of the Put Option Agreement;

          (iv)  the Dollar amount the Depositors failed to pay in breach of its obligations under Section 3 or Section 4 of the Put Option Agreement the "Breach Amount");

          (v)   that, in accordance with the Put Option Agreement, Hudson Bay is entitled to the Breach Amount;

and demanding that the Escrow Agent release to Hudson Bay an amount equal to the Breach Amount from the Fund, the Escrow Agent shall promptly pay to Hudson Bay from the Fund an amount equal to the Breach Amount.

        (e)   If the Escrow Agent has not received an Escrow Demand by March 31, 2009, then the Escrow Agent shall promptly pay the Fund to the Depositors.

        (f)    The Depositors shall have the right to substitute a letter of credit in the amount of $                    , in form and substance, and issued by a bank that is, reasonably satisfactory to Hudson Bay, for the Fund hereunder and Hudson Bay shall cooperate (at no cost to Hudson Bay) with the Depositors to permit the use of such letter of credit in lieu of the escrow arrangement established hereby, and to permit the Depositors to use the Fund to secure such letter of credit. The Parties contemplate that such letter of credit would permit Hudson Bay to draw an amount under the letter of credit using a sight draft and with dispute procedures similar to those set forth in this Section 4.

        (g)   Upon delivery of the Fund by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Sections 7 and 8.

        5.    Escrow Agent.    (a) The Escrow Agent shall have only those duties as are specifically and expressly provided herein, which shall be deemed purely ministerial in nature, and no other duties shall be implied. The Escrow Agent shall neither be responsible for, nor chargeable with, knowledge of, nor have any requirements to comply with, the terms and conditions of any other agreement, instrument or document between the Parties, in connection herewith, if any, including without limitation the Put Option Agreement, nor shall the Escrow Agent be required to determine if any person or entity has complied with any such agreements, nor shall any additional obligations of the Escrow Agent be inferred from the terms of such agreements, even though reference thereto may be made in this Escrow Agreement. In the event of any conflict between the terms and provisions of this Escrow Agreement, those of the Put Option Agreement, any schedule or exhibit attached to the Escrow Agreement, or any other agreement among the Parties, the terms and conditions of this Escrow Agreement shall control. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, document, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper Party or Parties without inquiry and without requiring substantiating evidence of any kind. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document, notice, instruction or request. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Fund, including, without limitation, the Escrow Deposit nor shall the Escrow Agent have any duty or obligation to confirm or verify the accuracy or correctness of any amounts deposited with it hereunder. The Escrow Agent shall have no duty or obligation to make any calculations of any kind hereunder.

        (b)   The Escrow Agent shall not be liable for any action taken, suffered or omitted to be taken by it except to the extent that a final adjudication of a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to either Party. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys, and shall be liable only for its gross negligence or willful misconduct (as finally adjudicated in a court of competent jurisdiction) in the selection of any such agent or attorney. The Escrow Agent may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with, or in reliance upon, the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain or believe there is some ambiguity as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be given a direction in writing by the Parties which eliminates such ambiguity or uncertainty to the satisfaction of Escrow Agent or by a final and non-appealable order or judgment of a court of competent jurisdiction. To the extent practicable, the Parties agree to pursue any redress or recourse in connection with any dispute without making the Escrow Agent a party to the same. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, incidental, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

        6.    Succession.    (a) The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving thirty (30) days advance notice in writing of such resignation to the Parties specifying a date when such resignation shall take effect. If the Parties have failed to appoint a successor escrow agent prior to the expiration of thirty (30) days following receipt of the notice of resignation, the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief, and any such resulting appointment shall be binding upon all of the parties hereto. Escrow Agent's sole responsibility after such thirty (30) day notice period expires shall be to hold the Fund (without any obligation to reinvest the same) and to deliver the same to a designated substitute escrow agent, if any, or in accordance with the directions of a final order or judgment of a court of competent jurisdiction, at which time of delivery Escrow Agent's obligations hereunder shall cease and terminate, subject to the provisions of Sections 7 and 8 hereunder. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe will be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement.

        (b)   Any entity into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any entity to which all or substantially all the escrow business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.

        7.    Compensation and Reimbursement.    The Depositors shall (a) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 2 attached hereto, and (b) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including, without limitation reasonable attorney's fees and expenses, incurred or made by it in connection with the preparation, negotiation, execution, performance, delivery, modification and termination of this Escrow Agreement. The Parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in, the Fund for the payment of any claim for compensation, expenses and amounts due hereunder. In furtherance of the foregoing, the Escrow Agent is expressly authorized and directed, but shall not be obligated, to charge against and withdraw from the Fund for its own account any amounts due to the Escrow Agent under this Section 7. The obligations contained in this Section 7 shall survive the termination of this Escrow Agreement and the resignation, replacement or removal of the Escrow Agent. The Depositors shall be responsible for all of the fees and expenses that are due and payable to the Escrow Agent hereunder. To the extent that the Escrow Agent shall charge against or withdraw from the Fund for its own account pursuant to any provision of this Agreement (including, without limitation, pursuant to Section 6, this Section 7 or Section 8 hereof) and the Fund shall be less than the Escrow Deposit (the "Deficiency"), the Depositors shall, jointly and severally, be obligated to promptly, but in no event later than three (3) Business Days after such charge or withdrawal, deposit an amount in cash equal to the Deficiency so that the Fund shall be at least equal to the amount of the Escrow Deposit.

        8.    Indemnity.    The Parties shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its affiliates and their respective successors, assigns, directors, officers, managers, attorneys, accountants, experts, agents and employees (the "indemnitees") from and against any and all losses, damages, claims, liabilities, penalties, judgments, settlements, actions, suits, proceedings, litigation, investigations, costs or expenses (including, without limitation, the fees and expenses of in house or outside counsel and experts and their staffs and all expense of document location, duplication and shipment) (collectively "Losses") arising out of or in connection with (a) the Escrow Agent's execution and performance of this Escrow Agreement, tax reporting or withholding, the enforcement of any rights or remedies under or in connection with this Escrow Agreement, or as may arise by reason of any act, omission or error of the indemnitee, except in the case of any indemnitee to the extent that such Losses are finally adjudicated by a court of competent jurisdiction to have been primarily caused by the gross negligence or willful misconduct of such indemnitee, or (b) its following any instructions or other directions, whether joint or singular, from the Parties, except to the extent that its following any such instruction or direction is expressly forbidden by or in violation of the terms hereof. The Parties hereto acknowledge that the foregoing indemnities shall survive the resignation, replacement or removal of the Escrow Agent or the termination of this Escrow Agreement. The Parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in, the Fund for the payment of any claim for indemnification, expenses and amounts due hereunder. In furtherance of the foregoing, the Escrow Agent is expressly authorized and directed, but shall not be obligated, to charge against and withdraw from the Fund for its own account or for the account of an indemnitee any amounts due to the Escrow Agent or to an indemnitee under this Section 8. The obligations contained in this Section 8 shall survive the termination of this Escrow Agreement and the resignation, replacement or removal of the Escrow Agent.

        9.    Patriot Act Disclosure/Taxpayer Identification Numbers/Tax Reporting.

          (a)    Patriot Act Disclosure.    Section 326 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act") requires the Escrow Agent to implement reasonable procedures to verify the identity of any person that opens a new account with it. Accordingly, the Parties acknowledge that Section 326 of the USA PATRIOT Act and the Escrow Agent's identity verification procedures require the Escrow Agent to obtain information which may be used to confirm the Parties' identity including without limitation name, address and organizational documents ("identifying information"). The Parties agree to provide the Escrow Agent with and consent to the Escrow Agent obtaining from third parties any such identifying information required as a condition of opening an account with or using any service provided by the Escrow Agent.

          (b)    Taxpayer Identification Numbers ("TIN")

        The Parties have provided the Escrow Agent with their respective fully executed Internal Revenue Service ("IRS") Form W-8, or W-9 and/or other required documentation. The Parties each represent that its correct TIN assigned by the IRS, or any other taxing authority, is set forth in the delivered forms, as well as in the Substitute IRS Form W-9 set forth on the signature page of this Agreement.

          (c)    Tax Reporting

        All interest or other income earned under the Escrow Agreement shall be allocated to the Depositors and reported, as and to the extent required by law, by the Escrow Agent to the IRS, or any other taxing authority, on IRS Form 1099 or 1042S (or other appropriate form) as income earned from the Escrow Deposit by the Depositors whether or not said income has been distributed during such year. On or before March 31, 2008, the Escrow Agent shall distribute to Jerry Silva, on behalf of the Depositors, all of the cash interest generated by the Fund through December 31, 2007. Any other tax returns required to be filed will be prepared and filed by the Depositors and Hudson Bay, as applicable, with the IRS and any other taxing authority as required by law. The Parties acknowledge and agree that Escrow Agent shall have no responsibility for the preparation and/or filing of any income, franchise or any other tax return with respect to the Fund or any income earned by the Escrow Deposit. The Parties further acknowledge and agree that any taxes payable from the income earned on the investment of any sums held in the Escrow Deposit shall be paid by the Depositors. In the absence of written direction from the Parties, all proceeds of the Fund shall be retained in the Fund and reinvested from time to time by the Escrow Agent as provided in this Agreement. Escrow Agent shall withhold any taxes it deems appropriate, including but not limited to required withholding in the absence of proper tax documentation, and shall remit such taxes to the appropriate authorities.

        10.    Notices and Funds Transfer Information.    All communications hereunder shall be in writing and shall be deemed to be duly given and received:

        (a)   upon delivery, if delivered personally, or upon confirmed transmittal, if by facsimile, if received prior to 5:00 p.m.;

        (b)   on the next Business Day (as hereinafter defined) if sent by overnight courier; or

        (c)   four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth below or at such other address as any party hereto may have furnished to the other parties in writing by registered mail, return receipt requested.

        Fund transfers made to either the Depositors or Hudson Bay pursuant to this Agreement will be made in accordance with the banking account information shown below:

If to the Depositors:	750 Park Place Long Beach, NY 11561 Attention: Jerry Silva Tel No.: (516) 889 - 8770 Fax No.: (516) 889 - 8322
Bank account information	Account name: Account number: Bank name: ABA number:
With a copy to:	Troutman Sanders 405 Lexington Avenue New York, NY 10174 Attention: Richard Ackerman Tel No: (212) 704 - 6000 Fax No: (212) 704 - 6288
If to Hudson Bay:	120 Broadway, 40th Floor New York, NY 10271 Attention: Yoav Roth, May Lee Tel No.: (212) 571 - 1244 Fax No.: (212) 571 - 1279
With a copy to:	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Telephone: (212) 756-2000 Facsimile: (212) 593-5955 Attention: Eleazer N. Klein, Esq. Email: eleazer.klein@srz.com
Bank account information	Account name: Account number: Bank name: ABA number:
If to the Escrow Agents:	JPMorgan Chase Bank, N.A. Escrow Services 4 New York Plaza, 21st Floor New York, NY 10004 Attention: James M. Foley Fax No.: (212) 623-6168

Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (a), (b) and (c) of this Section 10, such communications shall be deemed to have been given on the date received by an officer of the Escrow Agent or any employee of the Escrow Agent who reports directly to any such officer at the above-referenced office. In the event that the Escrow Agent, in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth above is authorized or required by law or executive order to remain closed.

        11.    Security Procedures.    In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement, as indicated in Section 10 above), whether in writing, by facsimile or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on schedule 1 hereto ("Schedule 1"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. If the Escrow Agent is unable to contact any of the authorized representatives identified in Schedule 1, the Escrow Agent is hereby authorized to seek confirmation of such instructions by telephone call-back to any one or more of the Parties' executive officers ("Executive Officers"), as the case may be, which shall include the titles of President or Vice President, as the Escrow Agent may select. Such "Executive Officer" shall deliver to the Escrow Agent a fully executed incumbency certificate, and the Escrow Agent may rely upon the confirmation of anyone purporting to be any such officer. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by a party to identify (a) the beneficiary, (b) the beneficiary's bank, or (c) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even when its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The Parties acknowledge that these security procedures are commercially reasonable.

        12.    Compliance with Court Orders.    In the event that any escrow property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the property deposited under this Escrow Agreement, the Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all writs, orders or decrees so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and in the event that the Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the Parties hereto or to any other person, entity, firm or corporation, by reason of such compliance notwithstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

        13.    Miscellaneous.    The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by the Escrow Agent and the Parties. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by the Escrow Agent or any Party, except as provided in Section 6, without the prior consent of the Escrow Agent and the Parties. This Escrow Agreement shall be governed by and construed under the laws of the State of New York. Each Party irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The Parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement. No party to this Escrow Agreement is liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, war, terrorism, floods, strikes, electrical outages, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. All signatures of the parties to this Escrow Agreement may be transmitted by facsimile, and such facsimile will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces, and will be binding upon such party. If any provision of this Escrow Agreement is determined by a court of competent jurisdiction to be prohibited or unenforceable by reason of any applicable law of a jurisdiction, then such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in such jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction. The Parties represent, warrant and covenant that each document, notice, instruction or request provided by such Party to Escrow Agent shall comply with applicable laws and regulations. Where, however, the conflicting provisions of any such applicable law may be waived, they are hereby irrevocably waived by the parties hereto to the fullest extent permitted by law, to the end that this Escrow Agreement shall be enforced as written. Except as expressly provided in Section 8 above, nothing in this Escrow Agreement, whether express or implied, shall be construed to give to any person or entity other than the Escrow Agent and the Parties any legal or equitable right, remedy, interest or claim under or in respect of this Escrow Agreement or any funds escrowed hereunder.

        IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth above.

Tax Certification: Taxpayer Identification Number (TIN):	Date:

Name & Address:

Customer is a (check one):

  Corporation

  Partnership

  Individual/sole proprietor

  Trust

  Other:

Taxpayer is (check if applicable):

  Exempt from backup withholding

Under the penalties of perjury, the undersigned certifies that:

(1)
the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it);

(2)
it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding; and

(3)
the entity is a U.S. person (including a U.S. resident alien).

(If the entity is subject to backup withholding, cross out the words after the (2) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature:

Printed Name: Jerry Silva

Tax Certification: Taxpayer Identification Number (TIN):	Date:

Name & Address:

Customer is a (check one):

  Corporation

  Partnership

  Individual/sole proprietor

  Trust

  Other:

Taxpayer is (check if applicable):

  Exempt from backup withholding

Under the penalties of perjury, the undersigned certifies that:

(1)
the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it);

(2)
it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding; and

(3)
the entity is a U.S. person (including a U.S. resident alien).

(If the entity is subject to backup withholding, cross out the words after the (2) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature:

Printed Name: Steven Silva

Tax Certification: Taxpayer Identification Number (TIN):	Date:

Name & Address:

Customer is a (check one):

  Corporation

  Partnership

  Individual/sole proprietor

  Trust

  Other:

Taxpayer is (check if applicable):

  Exempt from backup withholding

Under the penalties of perjury, the undersigned certifies that:

(1)
the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it);

(2)
it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding; and

(3)
the entity is a U.S. person (including a U.S. resident alien).

(If the entity is subject to backup withholding, cross out the words after the (2) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

JERRY SILVA, AS LIFE TENANT, AND STEVEN SILVA, AS REMAINDERMAN

Signature:

Printed Name: Jerry Silva, as Life Tenant

Signature:

Printed Name: Steven Silva, as Remainderman

Tax Certification: Taxpayer Identification Number (TIN):		Date:

Name & Address:	Hudson Bay Fund, LP 120 Broadway, 40th Floor New York, NY 10271

Customer is a (check one):

  Corporation

  Partnership

  Individual/sole proprietor

  Trust

X

  Other:  Limited partnership

Taxpayer is (check if applicable):

  Exempt from backup withholding

Under the penalties of perjury, the undersigned certifies that:

(1)
the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it);

(2)
it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding; and

(3)
the entity is a U.S. person (including a U.S. resident alien).

(If the entity is subject to backup withholding, cross out the words after the (2) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

HUDSON BAY FUND, L.P.

Signature:

Printed Name:

Tax Certification: Taxpayer Identification Number (TIN):		Date:

Name & Address:	Hudson Bay Overseas Fund, LTD. 120 Broadway, 40th Floor New York, NY 10271

Customer is a (check one):

  Corporation

  Partnership

  Individual/sole proprietor

  Trust

X

  Other:  Cayman Island Company

Taxpayer is (check if applicable):

  Exempt from backup withholding

Under the penalties of perjury, the undersigned certifies that:

(1)
the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it);

(2)
it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding; and

(3)
the entity is a U.S. person (including a U.S. resident alien).

(If the entity is subject to backup withholding, cross out the words after the (2) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

HUDSON BAY OVERSEAS, LTD.

Signature:

Printed Name:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
as Escrow Agent

By:

SCHEDULE 1

Telephone Number(s) and authorized signature(s) for
Person(s) Designated to give Funds Transfer Instructions

If to Jerry Silva:

	Name	Telephone Number	Signature
1.	Jerry Silva	(516) 889-8770 x101

2.	Steven Silva	(516) 889-8770 x102

3.

        If to Hudson Bay:

	Name	Telephone Number	Signature
1.

2.

3.

Telephone Number(s) for Call-Backs and
Person(s) Designated to Confirm Funds Transfer Instructions

If to Jerry Silva:

	Name	Telephone Number
1.	Jerry Silva	(516) 889-8770 x101
2.	Steven Silva	(516) 889-8770 x102
3.

If to Hudson Bay:

	Name	Telephone Number
1.

2.

3.

Telephone call backs shall be made to both Parties if joint instructions are required pursuant to the agreement. All funds transfer instructions must include the signature of the person(s) authorizing said funds transfer and must not be the same person confirming said transfer.

SCHEDULE 2

Escrow Agent's Compensation:

The escrow agent fees are $3,500 annually. The fees are paid each year in advance, with the first year's payment made upon execution of this agreement. Upon termination of this agreement prior to any anniversary hereof, the fee for that year will not be pro-rated.

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